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                                                                    EXHIBIT 10.9

                            MASTER LEASE AGREEMENT


MASTER LEASE AGREEMENT (the "Master Lease") dated September 22, 1998 by and between COMDISCO, INC. ("Lessor") and CHORUM TECHNOLOGIES, INC. ("Lessee").

IN CONSIDERATION of the mutual agreements described below, the parties agree as follows (all capitalized terms are defined in Section 14.18):

1.  Property Leased.

Lessor leases to Lessee all of the Equipment described on each Summary Equipment Schedule. In the event of a conflict, the terms of the applicable Schedule prevail over this Master Lease.

2.  Term.

On the Commencement Date, Lessee will be deemed to accept the Equipment, will be bound to its rental obligations for each item of Equipment and the term of a Summary Equipment Schedule will begin and continue through the Initial Term and thereafter until terminated by either party upon prior written notice received during the Notice Period. No termination may be effective prior to the expiration of the Initial Term.

3.  Rent and Payment.

Rent is due and payable in advance on the first day of each Rent Interval at the address specified in Lessor's invoice. Interim Rent is due and payable when invoiced. If any payment is not made when due, Lessee will pay a Late Charge on the overdue amount. Upon Lessee's execution of each Schedule, Lessee will pay Lessor the Advance specified on the Schedule. The Advance will be credited towards the final Rent payment if Lessee is not then in default. No interest will be paid on the Advance.

4.  Selection; Warranty and Disclaimer of Warranties.

4.1 Selection. Lessee acknowledges that it has selected the Equipment and disclaims any reliance upon statements made by the Lessor, other than as set forth in the Schedule.

4.2 Warranty and Disclaimer of Warranties. Lessor warrants to Lessee that, so long as Lessee is not in default, Lessor will not disturb Lessee's quiet and peaceful possession, and unrestricted use of the Equipment. To the extent permitted by the manufacturer, Lessor assigns to Lessee during the term of the Summary Equipment Schedule any manufacturer's warranties for the Equipment. LESSOR MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE MERCHANTABILITY OF THE EQUIPMENT OR ITS FITNESS FOR A PARTICULAR PURPOSE. Lessor is not responsible for any liability, claim, loss, damage or expense of any kind (including strict liability in tort) caused by the Equipment except for any loss or damage caused by the willful misconduct or negligent acts of Lessor. In no event is Lessor responsible for special, incidental or consequential damages.

5.  Title; Relocation or Sublease; and Assignment.

5.1 Title. Lessee holds the Equipment subject and subordinate to the rights of the Owner, Lessor, any Assignee and any Secured Party. Lessee authorizes Lessor, as Lessee's agent, and at Lessor's expense, to prepare, execute and file in Lessee's name precautionary Uniform Commercial Code financing statements showing the interest of the Owner, Lessor, and any Assignee or Secured Party in the Equipment and to insert serial numbers in Summary Equipment Schedules as appropriate. Lessee will, at its expense, keep the Equipment free and clear from any liens or encumbrances of any kind (except any caused by Lessor) and will indemnify and hold the Owner, Lessor, any Assignee and Secured Party harmless from and against any loss caused by Lessee's failure to do so, except where such is caused by Lessor.

5.2 Relocation or Sublease. Upon prior written notice, Lessee may relocate Equipment to any location within the continental United States provided (i) the Equipment will not be used by an entity exempt from federal income tax, and (ii) all additional costs (including any administrative fees, additional taxes and insurance coverage) are reconciled and promptly paid by Lessee.

Lessee may sublease the Equipment upon the reasonable consent of the Lessor and the Secured Party. Such consent to sublease will be granted if: (i) Lessee meets the relocation requirements set out above. (ii) the sublease is expressly subject and subordinate to the terms of the Schedule, (iii) Lessee assigns its rights in the sublease to Lessor and the Secured Party as additional collateral and security, (iv) Lessee's obligation to maintain and insure the Equipment is not altered, (v) all financing statements required to continue the Secured Party's prior perfected security interest are filed, and (vi) Lessee executes sublease documents acceptable to Lessor.

No relocation or sublease will relieve Lessee from any of its obligations under this Master Lease and the relevant Schedule.

5.3 Assignment by Lessor. The terms and conditions of each Schedule have been fixed by Lessor in order to permit Lessor to sell and/or assign or transfer its interest or grant a security interest in each Schedule and/or the Equipment to a Secured Party or Assignee. In that event, the term Lessor will mean the Assignee and any Secured Party. However, any assignment, sale, or other transfer by Lessor will not relieve Lessor of its obligations to Lessee and will not materially change Lessee's duties or materially increase the burdens or risks imposed on Lessee. The Lessee consents to and will acknowledge such assignments in a written notice given to Lessee. Lessee also agrees that:

(a) The Secured Party will be entitled to exercise all of Lessor's rights, but will not be obligated to perform any of the obligations of Lessor. The Secured Party will not disturb Lessee's quiet and peaceful possession and unrestricted use of the Equipment so long as Lessee is not in default and the Secured Party continues to receive all Rent payable under the Schedule; and

(b) Lessee will pay all Rent and all other amounts payable to the Secured Party, despite any defense or claim which it has against Lessor. Lessee reserves its right to have recourse directly against Lessor for any defense or claim;

(c) Subject to and without impairment of Lessee's leasehold rights in the Equipment, Lessee holds the Equipment for the Secured Party to the extent of the Secured Party's rights in that Equipment.

6.  Net Lease; Taxes and Fees.

6.1 Net Lease. Each Summary Equipment Schedule constitutes a net lease. Lessee's obligation to pay Rent and all other amounts due hereunder is absolute and unconditional and is not subject to any abatement, reduction, set-off, defense, counterclaim, interruption, deferment or recoupment for any reason whatsoever.

6.2 Taxes and Fees. Lessee will pay when due or reimburse Lessor for all taxes, fees or any other charges (together with any related interest or penalties not arising from the negligence of Lessor) accrued for or arising during the term of each Summary Equipment Schedule against Lessor, Lessee or the Equipment by any governmental authority (except only Federal, state, local and franchise taxes on the capital or the net income of Lessor). Lessor will file all personal property tax returns for the Equipment and pay all such property taxes due. Lessee will reimburse Lessor for property taxes within thirty (30) days of receipt of an invoice.

7.  Care, Use and Maintenance; Inspection by Lessor.

7.1 Care, Use and Maintenance. Lessee will maintain the Equipment in good operating order and appearance, protect the Equipment from deterioration, other than normal wear and tear, and will not use the Equipment for any purpose other than that for which it was designed. If commercially available and considered common business practice for each item of Equipment, Lessee will maintain in force a standard maintenance contract with the manufacturer of the Equipment, or another party acceptable to Lessor, and will provide Lessor with a complete copy of that contract. If Lessee has the Equipment maintained by a party other than the manufacturer or self maintains, Lessee agrees to pay any costs necessary for the manufacturer to bring the Equipment to then current release, revision and engineering change levels, and to re-certify the Equipment as eligible for manufacturer's maintenance at the expiration of the lease term, provided re-certification is available and is required by Lessor. The lease term will continue upon the same terms and conditions until recertification has been obtained.

7.2 Inspection by Lessor. Upon reasonable advance notice, Lessee, during reasonable business hours and subject to Lessee's security requirements, will make the Equipment and its related log and maintenance records available to Lessor for inspection.

8. Representations and Warranties of Lessee. Lessee hereby represents, warrants and covenants that with respect to the Master Lease and each Schedule executed hereunder:

(a) The Lessee is a corporation duly organized and validly existing in good standing under the taws of the jurisdiction of its incorporation, is duly qualified to do business in each jurisdiction (including the jurisdiction where the Equipment is, or is to be, located) where its ownership or lease of property or the conduct of its business requires such qualification, except for where such lack of qualification would not have a material adverse effect on the Company's business; and has full corporate power and authority to hold property under the Master Lease and each Schedule and to enter into and perform its obligations under the Master Lease and each Schedule.

(b) The execution and delivery by the Lessee of the Master Lease and each Schedule and its performance thereunder have been duly authorized by all necessary corporate action on the part of the Lessee, and the Master Lease and each Schedule are not inconsistent with the Lessee's Articles of Incorporation or Bylaws, do not contravene any law or governmental rule, regulation or order applicable to it, do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which it is a party or by which it is bound, and the Master Lease and each Schedule constitute legal, valid and binding agreements of the Lessee, enforceable in accordance with their terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and rules of law concerning equitable remedies.

(c) There are no actions, suits, proceedings or patent claims pending or, to the knowledge of the Lessee, threatened against or affecting the Lessee in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Lessee to perform its obligations under the Master Lease and each Schedule.

(d) The Equipment is personal property and when subjected to use by the Lessee will not be or become fixtures under applicable law.

(e) The Lessee has no material liabilities or obligations, absolute or contingent (individually or in the aggregate), except the liabilities and obligations of the Lessee as set forth in the Financial Statements and liabilities and obligations which have occurred in the ordinary course of business, and which have not been, in any case or in the aggregate, materially adverse to Lessee's ongoing business.

(f) To the best of the Lessee's knowledge, the Lessee owns, possesses, has access to, or can become licensed on reasonable terms under all patents, patent applications, trademarks, trade names, inventions, franchises, licenses, permits, computer software and copyrights necessary for the operations of its business as now conducted, with no known infringement of, or conflict with, the rights of others.

(g) All material contracts, agreements and instruments to which the Lessee is a party are in full force and effect in all material respects, and are valid, binding and enforceable by the Lessee in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally, and rules of law concerning equitable remedies.

9.   Delivery and Return of Equipment.

Lessee hereby assumes the full expense of transportation and in-transit insurance to Lessee's premises and installation thereat of the Equipment. Upon termination (by expiration or otherwise) of each Summary Equipment Schedule, Lessee shall, pursuant to Lessor's instructions and at Lessee's full expense (including, without limitation, expenses of transportation and in-transit insurance), return the Equipment to Lessor in the same operating order, repair, condition and appearance as when received, less normal depreciation and wear and tear. Lessee shall return the Equipment to Lessor at 6111 North River Road, Rosemont, Illinois 60018 or at such other address within the continental United States as directed by Lessor, provided, however, that Lessee's expense shall be limited to the cost of returning the Equipment to Lessor's address as set forth herein. During the period subsequent to receipt of a notice under Section 2, Lessor may demonstrate the Equipment's operation in place and Lessee will supply any of its personnel as may reasonably be required to assist in the demonstrations.

10.  Labeling.

Upon request, Lessee will mark the Equipment indicating Lessor's interest with labels provided by Lessor. Lessee will keep all Equipment free from any other marking or labeling which might be interpreted as a claim of ownership.

11.  Indemnity.

With regard to bodily injury and property damage liability only, Lessee will indemnify and hold Lessor, any Assignee and any Secured Party harmless from and against any and all claims, costs, expenses, damages and liabilities, including reasonable attorneys' fees, arising out of the ownership (for strict liability in tort only), selection, possession, leasing, operation, control, use, maintenance, delivery, return or other disposition of the Equipment during the term of this Master Lease or until Lessee's obligations under the Master Lease terminate. However, Lessee is not responsible to a party indemnified hereunder for any claims, costs, expenses, damages and liabilities occasioned by the negligent acts of such indemnified party. Lessee agrees to carry bodily injury and property damage liability insurance during the term of the Master Lease in amounts and against risks customarily insured against by the Lessee on equipment owned by it. Any amounts received by Lessor under that insurance will be credited against Lessee's obligations under this Section.

12.  Risk of Loss.

Effective upon delivery and until the Equipment is returned, Lessee relieves Lessor of responsibility for all risks of physical damage to or loss or destruction of the Equipment. Lessee will carry casualty insurance for each item of Equipment in an amount not less than the Casualty Value. All policies for such insurance will name the Lessor and any Secured Party as additional insured and as loss payee, and will provide for at least thirty (30) days prior written notice to the Lessor of cancellation or expiration, and will insure Lessor's interests regardless of any breach or violation by Lessee of any representation, warranty or condition contained in such policies and will be primary without right of contribution from any insurance effected by Lessor. Upon the execution of any Schedule, the Lessee will furnish appropriate evidence of such insurance acceptable to Lessor.

Lessee will promptly repair any damaged item of Equipment unless such Equipment has suffered a Casualty Loss. Within fifteen (15) days of a Casualty Loss, Lessee will provide written notice of that loss to Lessor and Lessee will, at Lessee's option, either (a) replace the item of Equipment with Like Equipment and marketable title to the Like Equipment will automatically vest in Lessor or
(b) pay the Casualty Value and after that payment and the payment of all other amounts due and owing with respect to that item of Equipment, Lessee's obligation to pay further Rent for the item of Equipment will cease.

13.  Default, Remedies and Mitigation.

13.1 Default. The occurrence of any one or more of the following Events of Default constitutes a default under a Summary Equipment Schedule:

(a) Lessee's failure to pay Rent or other amounts payable by Lessee when due if that failure continues for five (5) business days after written notice; or

(b) Lessee's failure to perform any other term or condition of the Schedule or the material inaccuracy of any representation or warranty made by the Lessee in the Schedule or in any document or certificate furnished to the Lessor hereunder if that failure or inaccuracy continues for ten (10) business days after written notice; or

(c) An assignment by Lessee for the benefit of its creditors, the failure by Lessee to pay its debts when due, the insolvency of Lessee, the filing by Lessee or the filing against Lessee of any petition under any bankruptcy or insolvency law or for the appointment of a trustee or other officer with similar powers, the adjudication of Lessee as insolvent, the liquidation of Lessee, or the taking of any action for the purpose of the foregoing; or

(d) The occurrence of an Event of Default under any Schedule, Summary Equipment Schedule or other agreement between Lessee and Lessor or its Assignee or Secured Party.

13.2 Remedies. Upon the occurrence of any of the above Events of Default, Lessor, at its option, may:

(a) enforce Lessee's performance of the provisions of the applicable Schedule by appropriate court action in law or in equity;

(b)     recover from Lessee any damages and or expenses, including Default
Costs;

(c) with notice and demand, recover all sums due and accelerate and recover the present value of the remaining payment stream of all Rent due under the defaulted Schedule (discounted at the same rate of interest at which such defaulted Schedule was discounted with a Secured Party plus any prepayment fees charged to Lessor by the Secured Party or, if there is no Secured Party, then discounted at 6%) together with all Rent and other amounts currently due as liquidated damages and not as a penalty;

(d) with notice and process of law and in compliance with Lessee's security requirements, Lessor may enter on Lessee's premises to remove and repossess the Equipment without being liable to Lessee for damages due to the repossession, except those resulting from Lessor's, its assignees', agents' or representatives' negligence; and

(e)     pursue any other remedy permitted by law or equity.

The above remedies, in Lessor's discretion and to the extent permitted by law, are cumulative and may be exercised successively or concurrently.

13.3 Mitigation. Upon return of the Equipment pursuant to the terms of Section 13.2, Lessor will use its best efforts in accordance with its normal business procedures (and without obligation to give any priority to such Equipment) to mitigate Lessor's damages as described below. EXCEPT AS SET FORTH IN THIS SECTION, LESSEE HEREBY WAIVES ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY REQUIRE LESSOR TO MITIGATE ITS DAMAGES OR MODIFY ANY OF LESSOR'S RIGHTS OR REMEDIES STATED HEREIN. Lessor may sell, lease or otherwise dispose of all or any part of the Equipment at a public or private sale for cash or credit with the privilege of purchasing the Equipment. The proceeds from any sale, lease or other disposition of the Equipment are defined as either:

(a) if sold or otherwise disposed of, the cash proceeds less the Fair Market Value of the Equipment at the expiration of the Initial Term less the Default Costs; or

(b) if leased, the present value (discounted at three percent (3%) over the U.S. Treasury Notes of comparable maturity to the term of the re-lease) of the rentals for a term not to exceed the Initial Term, less the Default Costs.

Any proceeds will be applied against liquidated damages and any other sums due to Lessor from Lessee. However, Lessee is liable to Lessor for, and Lessor may recover, the amount by which the proceeds are less than the liquidated damages and other sums due to Lessor from Lessee.

14.   Additional Provisions.

14.1 Board Attendance. Upon invitation of Lessee, one representative of Lessor will have the right to attend Lessee's corporate Board of Directors meetings and Lessee will give Lessor reasonable notice in advance of any special Board of Directors meeting, which notice will provide an agenda of the subject matter to be discussed at such board meeting. Lessee will provide Lessor with a certified copy of the minutes of each Board of Directors meeting within thirty (30) days following the date of such meeting held during the term of this Master Lease.

14.2 Financial Statements. As soon as practicable at the end of each month (and in any event within thirty (30) days), Lessee will provide to Lessor the same information which Lessee provides to its Board of Directors, but which will include not less than a monthly income statement, balance sheet and statement of cash flows prepared in accordance with generally accepted accounting principles, consistently applied (the "Financial Statements"). As soon as practicable at the end of each fiscal year, Lessee will provide to Lessor audited Financial Statements setting forth in comparative form the corresponding figures for the fiscal year (and in any event within ninety (90) days), and accompanied by an audit report and opinion of the independent certified public accountants selected by Lessee. Lessee will promptly furnish to Lessor any additional information (including, but not limited to, tax returns, income statements, balance sheets and names of principal creditors) as Lessor reasonably believes necessary to evaluate Lessee's continuing ability to meet financial obligations. After the effective date of the initial registration statement covering a public offering of Lessee's securities, the term "Financial Statements" will be deemed to refer to only those statements required by the Securities and Exchange Commission.

14.3 Obligation to Lease Additional Equipment. Upon notice to Lessee, Lessor will not be obligated to lease any Equipment which would have a Commencement Date after said notice if: (i) Lessee is in default under this Master Lease or any Schedule; (ii) Lessee is in default under any loan agreement, the result of which would allow the lender or any secured party to demand immediate payment of any material indebtedness; (iii) there is a material adverse change in Lessee's credit standing; or (iv) Lessor determines (in reasonable good faith) that Lessee will be unable to perform its obligations under this Master Lease or any Schedule.

14.4 Merger and Sale Provisions. Lessee will notify Lessor of any proposed Merger at least sixty (60) days prior to the closing date. Lessor may, in its discretion, either (i) consent to the assignment of the Master Lease and all relevant Schedules to the successor entity, or (ii) terminate the Master Lease and all relevant Schedules. If Lessor elects to consent to the assignment, Lessee and its successor will sign the assignment documentation provided by Lessor. If Lessor elects to terminate the Master Lease and all relevant Schedules, then Lessee will pay Lessor all amounts then due and owing and a termination fee equal to the present value (discounted at 6%) of the remaining Rent for the balance of the Initial Term(s) of all Schedules, and will return the Equipment in accordance with Section 9. Lessor hereby consents to any Merger in which the acquiring entity has a Moody's Bond Rating of BA3 or better or a commercially acceptable equivalent measure of creditworthiness as reasonably determined by Lessor.

14.5 Entire Agreement. This Master Lease and associated Schedules and Summary Equipment Schedules supersede all other oral or written agreements or understandings between the parties concerning the Equipment including, for example, purchase orders. ANY AMENDMENT OF THIS MASTER LEASE OR A SCHEDULE, MAY ONLY BE ACCOMPLISHED BY A WRITING SIGNED BY THE PARTY AGAINST WHOM THE AMENDMENT IS SOUGHT TO BE ENFORCED.

14.6 No Waiver. No action taken by Lessor or Lessee will be deemed to constitute a waiver of compliance with any representation, warranty or covenant contained in this Master Lease or a Schedule. The waiver by Lessor or Lessee of a breach of any provision of this Master Lease or a Schedule will not operate or be construed as a waiver of any subsequent breach.

14.7 Binding Nature. Each Schedule is binding upon, and inures to the benefit of Lessor and its assigns. LESSEE MAY NOT ASSIGN ITS RIGHTS OR OBLIGATIONS.

14.8 Survival of Obligations. All agreements, obligations including, but not limited to those arising under Section 6.2, representations and warranties contained in this Master Lease, any Schedule. Summary Equipment Schedule or in any document delivered in connection with those agreements are for the benefit of Lessor and any Assignee or Secured Party and survive the execution, delivery, expiration or termination of this Master Lease.

14.9 Notices. Any notice, request or other communication to either party by the other will be given in writing and deemed received upon the earlier of (1) actual receipt or (3) three days after mailing if mailed postage prepaid by regular or airmail to Lessor (to the attention of "the Comdisco Venture Group") or Lessee, at the address set out in the Schedule, (3) one day after it is sent by courier or (4) on the same day as sent via facsimile transmission, provided that the original is sent by personal delivery or mail by the sending party.

14.10 Applicable Law. THIS MASTER LEASE HAS BEEN, AND EACH SCHEDULE WILL HAVE BEEN MADE, EXECUTED AND DELIVERED IN THE STATE OF ILLINOIS AND WILL BE GOVERNED AND CONSTRUED FOR ALL PURPOSES IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO CONFLICT OF LAW PROVISIONS. NO RIGHTS OR REMEDIES REFERRED TO IN ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE WILL BE CONFERRED ON LESSEE UNLESS EXPRESSLY GRANTED IN THIS MASTER LEASE OR A SCHEDULE.

14.11 Severability. If any one or more of the provisions of this Master Lease or any Schedule is for any reason held invalid, illegal or unenforceable, the remaining provisions of this Master Lease and any such Schedule will be unimpaired, and the invalid, illegal or unenforceable provision replaced by a mutually acceptable valid, legal and enforceable provision that is closest to the original intention of the parties.

14.12 Counterparts. This Master Lease and any Schedule may be executed in any number of counterparts, each of which will be deemed an original, but all such counterparts together constitute one and the same instrument. If Lessor grants a security interest in all or any part of a Schedule, the Equipment or sums payable thereunder, only that counterpart Schedule marked "Secured Party's Original" can transfer Lessor's rights and all other counterparts will be marked "Duplicate."

14.13 Licensed Products. Lessee will obtain no title to Licensed Products which will at all times remain the property of the owner of the Licensed Products. A license from the owner may be required and it is Lessee's responsibility to obtain any required license before the use of the Licensed Products. Lessee agrees to treat the Licensed Products as confidential information of the owner, to observe all copyright restrictions, and not to reproduce or sell the Licensed Products.

14.14 Secretary's Certificate. Lessee will, upon execution of this Master Lease, provide Lessor with a secretary's certificate of incumbency and authority. Upon the execution of each Schedule with a purchase price in excess of $1,000,000, Lessee will provide Lessor with an opinion from Lessee's counsel in a form acceptable to Lessor regarding the representations and warranties in Section 8.

14.15 Electronic Communications. Each of the parties may communicate with the other by electronic means under mutually agreeable terms.

14.16 Landlord/Mortgagee Waiver. Lessee agrees to provide Lessor with a Landlord/Mortgagee Waiver with respect to the Equipment. Such waiver shall be in a form satisfactory to Lessor.

14.17 Equipment Procurement Charges/Progress Payments. Lessee hereby agrees that Lessor shall not, by virtue of its entering into this Master Lease, be required to remit any payments to any manufacturer or other third party until Lessee accepts the Equipment subject to this Master Lease.

14.18 Definitions.

Advance - means the amount due to Lessor by Lessee upon Lessee's execution of
--------
each Schedule.

Assignee - means an entity to whom Lessor has sold or assigned its rights as
---------
owner and Lessor of Equipment.

Casualty Loss - means the irreparable loss or destruction of Equipment.
-------------

Casualty Value - means the greater of the aggregate Rent remaining to be paid
---------------
for the balance of the lease term or the Fair Market Value of the Equipment immediately prior to the Casualty Loss. However, if a Casualty Value Table is attached to the relevant Schedule its terms will control.

Commencement Date - is defined in each Schedule.
------------------

Default Costs - means reasonable attorney's fees and remarketing costs resulting
-------------
from a Lessee default or Lessor's enforcement of its remedies.

Delivery Date - means date of delivery of Inventory Equipment to Lessee's
--------------
address.

Equipment - means the property described on a Summary Equipment Schedule and any
----------
replacement for that property required or permitted by this Master Lease or a Schedule.

Event of Default - means the events described in Subsection 13.1.
-----------------

Fair Market Value - means the aggregate amount which would be obtainable in an
------------------
arm's-length transaction between an informed and willing buyer/user and an informed and willing seller under no compulsion to sell.

Initial Term - means the period of time beginning on the first day of the first
------------
full Rent Interval following the Commencement Date for all items of Equipment and continuing for the number of Rent Intervals indicated on a Schedule.

Interim Rent - means the pro-rata portion of Rent due for the period from the
------------
Commencement Date through but not including the first day of the first full Rent Interval included in the Initial Term.

Late Charge - means the lesser of five percent (5%) of the payment due or the
-----------
maximum amount permitted by the law of the state where the Equipment is located.

Licensed Products - means any software or other licensed products attached to
-----------------
the Equipment.

Like Equipment - means replacement Equipment which is lien free and of the same
--------------
model, type, configuration and manufacture as Equipment.

Merger - means any consolidation or merger of the Lessee with or into any other
-------
corporation or entity, any sale or conveyance of all or substantially all of the assets or stock of the Lessee by or to any other person or entity in which Lessee is not the surviving entity.

Notice Period - means not less than ninety (90) days nor more than twelve (12)
--------------
months prior to the expiration of the lease term.

Owner - means the owner of Equipment.
------

Rent - means the rent Lessee will pay for each item of Equipment expressed in a
-----
Summary Equipment Schedule either as a specific amount or an amount equal to the amount which Lessor pays for an item of Equipment multiplied by a lease rate factor plus all other amounts due to Lessor under this Master Lease or a Schedule.

Rent Interval - means a full calendar month or quarter as indicated on a
--------------
Schedule.

Schedule - means either an Equipment Schedule or a Licensed Products Schedule
---------
which incorporates all of the terms and conditions of this Master Lease.

Secured Party - means an entity to whom Lessor has granted a security interest
--------------
for the purpose of securing a loan.

Summary Equipment Schedule - means a certificate provided by Lessor summarizing
---------------------------
all of the Equipment for which Lessor has received Lessee approved vendor invoices, purchase documents and/or evidence of delivery during a calendar quarter which will incorporate all of the terms and conditions of the related Schedule and this Master Lease and will constitute a separate lease for the equipment leased thereunder.

IN WITNESS WHEREOF, the parties hereto have executed this Master Lease on or as of the day and year first above written.



CHORUM TECHNOLOGIES, INC.                       COMDISCO, INC.,
as Lesee                                        as Lessor


By:    /s/ Scott Grout                          By:   /s/ James C. Labe
   -----------------------------                   ---------------------------


Title:   President and CEO                      Title:   President
       -------------------------                      -----------------------

                                ADDENDUM TO THE
             MASTER LEASE AGREEMENT DATED AS OF SEPTEMBER 22, 1998
                  BETWEEN CHORUM TECHNOLOGIES, INC., AS LESSEE
                         AND COMDISCO, INC., AS LESSOR



The undersigned hereby agree that the terms and conditions of the above referenced Master Lease Agreement are hereby modified and amended as follows:

1)   Section 3. "Rent and Payment."
                 -----------------

     Insert the following at the end of the second sentence after the word "amount",

     "provided, however, that so long as payment is made within five (5) days after the date such payment is due, no late charge will be assessed for up to two (2) late payments under a particular Summary Equipment Schedule."

     Delete the second sentence and the last 3 sentences of this section.

2)   Section 4.2 "Warranty and Disclaimer of Warranties."
                  --------------------------------------

     In line 2, delete "Lessee is not in default" and replace with "No Event of Default exists".

3)   Section 5.2 "Relocation or Sublease."
                  ------------------------

     Second paragraph, first sentence, lines 1 and 2, delete the words "and the Secured Party".

4)   Section 5.3 "Assignment by Lessor."
                 -----------------------

     Paragraph (a), second sentence, lines 3 and 4, delete "Lessee is not in default and the Secured Party continues to receive all Rent payable under the Schedule" and insert "no Event of Default has occurred and is continuing".

5)   Section 6.2 "Taxes and Fees."
                  ----------------

     First sentence, lines 5 and 6, delete "only Federal, state, local and franchise taxes on the capital or the net income of Lessor" and insert the following:

     "Excluded Taxes. Excluded Taxes means (a) taxes based upon, measured by or with respect to the net or gross income, items of tax preference or minimum tax or excess profits, receipts, capital, franchise, net worth or similarly-based taxes, (b) taxes on items of tax preference or any minimum tax or alternative minimum tax, (c) taxes imposed with respect to any period after either (i) Lessee's payment of the Casualty Value hereunder, provided, however such amounts shall be limited to taxes for those items for which a Casualty Value was paid and, or (ii) the expiration or earlier termination of the Initial Term or the extended term, as applicable, and either (A) the return of the Equipment pursuant to the Lease or (B) the transfer of Lessor's interest in the Equipment pursuant to any purchase or termination option, (d) taxes resulting from the misconduct, negligence or breach by Lessor, (e) taxes which become payable by reason of any transfer by Lessor of its interest in the Equipment or the Summary Equipment Schedule, other than in connection with its exercise of any remedies hereunder, (f) taxes subject to any other indemnification hereunder, (g) taxes imposed on a successor, assignor, or other transferee of Lessor to the extent that such taxes would not have been imposed on the original Lessor or exceed the amount of taxes that would have been imposed and would have been indemnifiable pursuant to this indemnity had there not been a succession, assignment or other transfer by such original Lessor, (h) taxes imposed by any jurisdiction that would not have been imposed on Lessor but for its activities or status in such jurisdiction unrelated to the transactions contemplated hereby and (i) any taxes included in the purchase price of the Equipment leased hereunder."

6)   Section 7.1 "Care. Use and Maintenance."
                  --------------------------

     Second sentence, line 4, after the words "and will provide Lessor" insert "upon request".

     Delete the last two sentences of this section.

7)   Section 8. "Representations and Warranties."
                 -------------------------------

     In paragraph (b), line 7, after "which is bound" insert ", which default could have a material effect on Lessee".

     In paragraph (d), line 1, after "Equipment" insert "(excluding any software and/or tenant improvements financed hereunder)".

     In paragraph (e), line 3, after "in the Financial Statements" insert "most recently delivered hereunder".

     Paragraph (f), at the end thereof insert "such that such infringement could have a material adverse effect on the Lessee's business operations.".

     Paragraph (g), at the end thereof insert "except where failure of such contract, agreement or instrument to be in full force and effect will not have a material adverse effect on the Lessee's business operations."

8)   Section 9. "Delivery and Return."
                 --------------------

     Insert the following between the second and third sentences, insert:
     "Lessee may remove any alteration or attachment to the Equipment not specifically required to be delivered to Lessor hereunder or which is not permanently attached to the Equipment."

     Fourth sentence, line 2, after the words "operation in place" insert "during normal business hours and so long as it does not unreasonably interfere with Lessee's operations".

9)   Section 10. "Labeling."
                  ---------

     In line 1, after "Lessee will" insert "use best efforts".

10)  Section 11. "Indemnity."
                  ----------

     Second sentence, line 3, after the words "negligent acts" insert "or willful misconduct".

     At the end of this section insert the following:

     "Lessor shall not enter into any settlement or other compromise with respect to any claim covered by the indemnity set forth in this section without Lessee's prior written consent, which shall not be unreasonably withheld, conditioned or delayed, and if a claim is settled or compromised without such consent, Lessee shall not be obligated to provide indemnification under this section. If Lessor or any other indemnified party obtains recovery of any of the amounts that Lessee has paid to them pursuant to the indemnity set forth in this section, then Lessor or such other indemnified party, as applicable, shall promptly pay to Lessee the amount of such recovery.".

11)  Section 13.1 "Default."
                   --------

     In paragraph (b), line 4, delete "ten (10) business" and replace with "thirty (30)".

12)  Section 13.2. "Remedies."
                    ---------

     In paragraph (d), line 5, after "negligence" insert "or willful misconduct."

     To the end of this section add: "Any such successive or cumulative exercise is not intended to provide Lessor with a greater return than it would have received had Lessee fully performed under the terms of the applicable Summary Equipment Schedule."

13)  Section 14.1 "Board Attendance."
                   -----------------

     Delete this section in its entirety.

14)  Section 14.2 "Financial Statements."
                   ---------------------

     First sentence, lines 2 and 3, delete "the same information which Lessee provides to its Board of Directors, but which will include not less than" and on line 4, delete "statement of cash flows".

     Second sentence, line 3, after "comparative form" insert "(if applicable") and replace "ninety (90)" with "one hundred twenty (120)".

     In the last sentence, delete the term "Financial Statements will be deemed to refer to only those statements required by the Securities and Exchange Commission" and replace with "This section shall be of no further force or effect."

15)  Section 14.3., "Obligation to Lease Additional Equipment"
                     ----------------------------------------

     In line 3, after "or any Schedule" insert "and such default has not been cured or waived". In line 4, after "under any loan agreement" insert "so long as such default exists,".

15)  Section 14.4 "Merger and Sale Provisions."
                   ---------------------------

     First sentence, lines 1 and 2, delete "at least sixty (60) days prior to the closing date" and insert "no later than the date notice thereof is provided to Lessee's shareholders".

     At the end of this section add, "Lessor's consent hereunder will not be unreasonably delayed or conditioned."

16)  Section 14.14 "Secretary's Certificate."
                    ------------------------

     Delete the last sentence of this section.

              [Remainder of this page intentionally left blank]

17)  Section 14.18 "Definitions."
                    -------------

     Definition of "Casualty Value", is revised in its entirety to read: "means
                    --------------
     the value specified in the Casualty Value table attached hereto and made a part hereof."

Except as amended hereby, all other terms and conditions of the Master Lease Agreement remain in full force and effect.

CHORUM TECHNOLOGIES, INC.                         COMDISCO, INC. as LESSOR
as LESSEE                                         as LESSOR


By:     /s/ Scott Grout                           By:    /s/ James P. Labe
   ---------------------------                        -------------------------

Title:  President and CEO                         Title: President
      ------------------------                          -----------------------

Date:   9/23/98                                    Date: 9/28/98
      ------------------------                          -----------------------

                          LOAN AND SECURITY AGREEMENT


THIS AGREEMENT (the "Agreement"), dated as of September 22, 1998 is entered into by and between Chorum Technologies, Inc., a Delaware corporation having a principal place of business at 1155 East Collins Blvd., Suite 200, Richardson, TX 75081 (the "Borrower") and Comdisco, Inc., a Delaware corporation having a principal place of business at 6111 North River Road, Rosemont, Illinois 60018 (the "Lender" ). In consideration of the mutual agreements contained herein, the parties hereto agree as follows:

     WHEREAS, Borrower desires to borrow from the Lender hereunder the amount of EIGHT HUNDRED SEVENTY THOUSAND SIX HUNDRED EIGHT-THREE AND 37/00 DOLLARS ($870,683.37) and Lender is willing to lend said amount to Borrower on September 30, 1998 (the "Funding Date");

           NOW, THEREFORE, it is agreed:

SECTION 1. THE LOAN

     1.1 Subject to the terms and conditions set forth herein, Lender shall lend to Borrower the aggregate original principal of EIGHT HUNDRED SEVENTY THOUSAND SIX HUNDRED EIGHT-THREE AND 37/00 DOLLARS ($870,683.37) (the "Loan") with interest at the rate of seven and one quarter percent (7.25%) per annum payable in monthly installments as set forth in the promissory note (the "Note") in the form attached hereto and made a part hereof as Exhibit A, dated September 30, 1998.

     1.2 Upon the occurrence of and during an Event of Default (as defined herein), interest shall thereafter be calculated at a rate of five percent (5%) in excess of the rate that would otherwise be applicable ("Default Rate"). All such interest shall be due and payable in arrears, on the first day of the following month.

     1.3 Notwithstanding any provision in this Agreement, the Note, or any other "Loan Document" (as defined herein), it is not the parties' intent to contract for, charge or receive interest at a rate that is greater than the maximum rate permissible by law which a court of competent jurisdiction shall deem applicable hereto (which under the laws of the State of Illinois shall be deemed to be the laws relating to permissible rates of interest on commercial loans) (the "Maximum Rate"). If the Borrower actually pays Lender an amount of interest, chargeable on the total aggregate principal Obligations of Borrower under this Agreement and the Note (as said rate is calculated over a period of time that is the longer of (i) the time from the date of this Agreement through the maturity time as set forth on the Note, or (ii) the entire period of time that any principal is outstanding on the Note), which amount of interest exceeds interest calculated at the Maximum Rate on said principal chargeable over said period of time, then such excess interest actually paid by Borrower shall be applied first, to the payment of principal outstanding on the Note; second, after all principal is repaid, to the payment of Lender's out of pocket costs, expenses, and professional fees which are owed by Borrower to Lender under the Agreement or the Loan Documents; and third, after all principal, costs, expenses, and professional fees owed by Borrower to Lender are repaid, the excess (if any) shall be refunded to Borrower.

     1.4 In the event any interest is not paid when due hereunder, delinquent interest shall be added to principal and shall bear interest on interest, compounded at the rate set forth in section 1.1.

     1.5 Upon and during the continuation of an Event of Default hereunder (as defined herein), all Obligations, including principal, interest, compounded interest, and reasonable professional fees, shall bear interest at a rate per annum equal to the Default Rate.

     1.6 Borrower shall have the option to prepay the Note, in whole or in part, at any time after the date hereof by paying the principal amount together with all accrued and unpaid interest with respect to such principal amount, as of the date of such prepayment and the present value of the Balloon Payment as described in the Note together with a prepayment premium equal to the difference, if any, between (x) the amount being prepaid and (y) the present value, discounted at the Treasury Rate, of each installment of principal and interest being prepaid discounted to the date of prepayment. If the amount in
(x) is greater than the amount in (y), no prepayment premium shall be due. The "Treasury Rate" shall mean the then prevailing yield on US Treasury Constant Maturities for the most recent business day, as quoted in the Federal Reserve Statistical Release H15, as of the date of prepayment for an obligation of comparable maturity to the maturity date of the Note.

SECTION 2. SECURITY INTEREST

     As security for the payment of all indebtedness ("Indebtedness") of the Borrower to the Lender hereunder and under the Note, as the same may be renewed, extended for any period or rearranged, and the performance by the Borrower of its other obligations hereunder (the Indebtedness and such other obligations being hereinafter sometimes collectively referred to as the "Obligations"), the Borrower hereby assigns to the Lender, and grants to the Lender a first priority security interest in, all the Borrower's right, title, and interest in and to the following property ("Collateral"): (i) the equipment and other property (the "Equipment") described in Exhibit B attached hereto; and (ii) all proceeds, products, replacements, additions to, substitutions for and accessions to any and all Equipment including, without limitation, the proceeds applicable to the insurance referred to in Section 4 hereof.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF BORROWER

The Borrower represents, warrants and agrees that:

     3.1 it has good title in and to the Equipment, free of all liens, security interests, encumbrances and claims whatsoever, except for the interest of the Lender therein and Permitted Liens;

     3.2 it has the full power and authority to, and does hereby grant and convey to the Lender, a valid first priority (and when the requisite financing statements are properly filed) perfected security interest in the Equipment as security for the Obligations, free of all liens, security interests, encumbrances and claims other than Permitted Liens, and shall execute such Uniform Commercial Code ("UCC") financing statements in connection herewith as the Lender may reasonably request. No other lien, security interest, adverse claim or encumbrance has been created by Borrower or is known by Borrower to exist with respect to any Collateral other than Permitted Liens. Permitted Liens means the following;

     (a) liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings, provided the same have no priority over any of Lender's security interests:

     (b) liens securing claims or demands or materialmen, mechanics, carriers, warehousemen, landlords and other like persons or entities imposed without action of such parties, provided that the payment thereof is not yet required; and

     (c) liens arising from judgements, decrees or attachments in circumstances not constituting an Event of Default hereunder.

     3.3 it is a corporation duly organized, legally existing and in good standing under the laws of the State of Delaware, and is duly qualified as a foreign corporation in all jurisdictions where the failure to so qualify would have a material adverse effect on the Collateral or the business of the Borrower taken as a whole;

     3.4 the execution, delivery and performance of the Note, this Agreement, the Warrant Agreement dated September __, 1998 pursuant to which Borrower granted to Lender the right to purchase the number of shares of preferred stock as set forth therein ("Warrant Agreement"), and all financing statements, certificates and other documents required to be delivered or executed in connection herewith (collectively, the "Loan Documents") have been duly authorized by all necessary corporate action of Borrower, the individual or individuals executing the Documents were duly authorized to do so, the Equipment is personal property and as used by the Borrower will not be or become fixtures under applicable law, with the exception of the fixtures listed on Exhibit B, and the Loan Documents constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization or other similar laws generally affecting the enforcement of the rights of creditors;

     3.5 the Loan Documents do not and will not violate any provisions of its articles or certificate of incorporation, bylaws or any contract, agreement, law, regulation, order, injunction, judgment, decree or writ to which the Borrower is subject, or result in the creation or imposition of any lien, security interest or other encumbrance upon the Collateral, other than those created by this Agreement;

     3.7 the execution, delivery and performance of the Loan Documents do not require the consent or approval of any other person or entity including, without limitation, any regulatory authority or governmental body of the United States or any state thereof or any political subdivision of the United States or any state thereof.

SECTION 4. INSURANCE AND RISK OF LOSS

     4.1 Risk of loss of, damage to or destruction of the Equipment shall be borne by the Borrower and effective upon the Funding Date under the Note and until the payment and performance in full of all Obligations, Borrower shall at its own expense cause to be carried and maintained all risk casualty insurance (covering risk of fire, theft and other such risks as similarly situated companies insure against) with respect to each item of Equipment in an amount no less than the replacement costs applicable to such item of Equipment during the term of this

Agreement. All policies evidencing such casualty insurance shall contain a standard mortgagee's endorsement and shall provide for at least thirty days prior written notice by the underwriter or insurance company to the Lender in the event of cancellation or expiration. Borrower shall provide Lender with insurance certificates evidencing the foregoing at time of closing.

     4.2 If any item of Equipment is lost or rendered unusable as a result of any physical damage to or destruction of such item of Equipment during the period from the Funding Date to the date all Obligations hereunder have been fully satisfied, Borrower shall give to Lender prompt notice thereof. Borrower shall determine, within fifteen (15) days after the date of occurrence of such loss, damage or destruction, whether such item of Equipment can be repaired and restored to the condition in which such item of Equipment was required to be maintained as of the date immediately preceding such damage. If Borrower determines that such item of Equipment can be repaired and Borrower elects to make such repairs, Borrower, at its expense, shall cause such item of Equipment to be promptly repaired If Borrower determines that such item of Collateral is lost, cannot be repaired or Borrower elects not to make repairs, Borrower shall promptly notify the Lender and such item of Equipment shall be deemed to have suffered a "Casualty Loss" for purposes of this Section as of the date of the occurrence of such loss. Within fifteen (15) days following the occurrence of any such loss, damage or destruction, Borrower shall notify the Lender of the item(s) of Equipment which has suffered such Casualty Loss ("Loss Item"), and within thirty (30) days thereafter (the "Settlement Date"), Borrower shall either (a) replace such item(s) of Equipment with equipment of the same model, type and feature configuration, in an operating condition and repair no less than that required hereunder of the damaged or lost equipment immediately prior to the date of such damage or loss, in which case such replacement equipment shall for all purposes hereunder become part of the Collateral and (without limiting the preceding provisions) Borrower shall grant to Lender a first lien and security interest in respect of such replacement equipment pursuant to the terms of this Agreement, and Borrower shall provide the Lender evidence satisfactory to the Lender of Borrower's good and marketable title to such replacement equipment (free of any liens, security interests or encumbrances other than those created by this Agreement and Permitted Liens and Borrower shall be entitled to receive the amount of any insurance or other recovery received by Lender up to cost of obtaining the replacement equipment; or (b) so long as no Event of Default or event which with the giving of notice or passage of time, or both, would constitute an Event of Default, has occurred and is continuing, Borrower may provide substitute equipment satisfactory to Lender to become part of the Collateral and Borrower shall grant to Lender a first lien and security interest in respect of such substitute equipment pursuant to the terms of this Agreement, and Borrower shall provide the Lender evidence satisfactory to Lender of Borrower's good and marketable title to such substitute equipment (free of any liens, security interests or encumbrances other than created by this Agreement and Permitted Liens and Lender shall provide any required endorsements in connection with any insurance proceeds received by Borrower pursuant to such insurance policies; or (c) Borrower shall pay Lender the insurance proceeds payable pursuant to such insurance policies ("Insurance Proceeds")with respect to such Loss Item(s) and the principal amount of the Note (and interest accrued on the principal amount so prepayable) shall become due and payable on the Settlement Date to the extent of the replacement cost for all such Loss Item(s). Moneys so received shall be applied, on the date of such receipt, as follows: first, to pay any accrued interest on the outstanding principal amount of the Note on such date; second, to prepay, the outstanding principal amount of the Note (to the extent of the Casualty Value (See Exhibit 1 ) of such Loss Item(s)); third, to pay any other Indebtedness of amounts then due and owing to the Lender hereunder; and fourth, so long as there has occurred no Event of

Default under Section 8 hereof and no event which with the giving of notice or passage of time or both would constitute an Event of Default, has occurred and is continuing, Borrower and Lender hereby agree that the balance of any such Insurance Proceeds shall be paid promptly to the Borrower.

     4.3 Effective upon the Funding Date under the Note and while there are any Obligations outstanding, Borrower shall cause to be carried and maintained comprehensive general liability insurance with regard to the Collateral against risks customarily insured against in the Borrower's business. Such risks shall include, without limitation, the risks of death, bodily injury and property damage associated with the Collateral. All policies evidencing such insurance shall provide for at least thirty (30) days prior written notice by the underwriter or insurance company to the Lender in the event of cancellation or expiration.

     4.4 Borrower shall and does hereby indemnify and hold Lender, its agents and shareholders harmless from and against any and all claims, costs, expenses, damages and liabilities (including without limitation such claims, costs, expenses, damages and liabilities based on liability in tort including without limitation strict liability in tort) including reasonable attorneys' fees, arising out of Borrower's ownership, possession, operation, control, use, maintenance, delivery, or other disposition of the Collateral. Notwithstanding the foregoing, Borrower shall not be responsible under the terms of this Section
4.4 to a party indemnified hereunder for any claims, costs, expenses, damages and liabilities occasioned by the negligence or willful misconduct of such indemnified party.

     Lender may not enter into any settlement or other compromise with respect to any claim covered by the indemnity set forth in this section without Borrower's prior written consent, which shall not be unreasonably withheld, conditioned or delayed, and if a claim is settled or compromised without such consent, Borrower shall not be obligated to provide indemnification under this section. If Lender or any other indemnified party obtains recovery of any of the amounts that Borrower has paid to them pursuant to the indemnity set forth in this section, then Lender or such other indemnified party, as applicable, shall promptly pay to Borrower the amount of such recovery.

SECTION 5. COVENANTS OF BORROWER

     Borrower covenants and agrees as follows at all times while any of the Obligations remain outstanding:

     5.1 Borrower shall maintain the Equipment in good operating order, repair, condition and appearance and protect the Equipment from deterioration, other than normal wear and tear. Borrower shall not use any of the Equipment or permit its use for any purpose other than for which it was designed. Borrower's obligation regarding the maintenance of the Equipment shall include, without limitation, all maintenance, repair, refurbishment and replacement recommended or advised either by the manufacturer, or that commonly performed by prudent business and/or professional practice. Any exceptions or qualifications expressed in this Agreement relating to normal or ordinary wear and tear shall not be deemed to limit Borrower's obligations pursuant to the preceding sentence.

     5.2 Borrower shall only relocate any item of the Equipment provided that: (a) it shall have caused to be filed and/or delivered to the Lender all UCC financing statements, certificates or other documents or instruments necessary to continue in effect the first prior perfected security interest of the Lender in the Collateral, and (b) it shall have given the Lender no less than fifteen (15) days prior written notice of such relocation;

     5.3 In the event Borrower adds or installs any Upgrade (as hereinafter defined) on the Equipment, at the request of Lender, Borrower shall, upon Lender's demand made in conjunction with a sale or other disposition of the Equipment during the occurrence of an Event of Default, remove any such Upgrade and restore the Equipment to the condition in which such Equipment is required to be maintained hereunder as if such Upgrade had never been attached thereto. Borrower will not, without the prior written consent of Lender (which shall not unreasonably withheld, delayed or conditioned in the case of tenant improvements) and subject to such conditions as Lender may impose for its protection, affix the Equipment to any real property if, as a result thereof, the Equipment could become a fixture under applicable law.

     For purposes hereof and all Loan Documents relating hereto, the term "Upgrade" shall mean: (i) any accessory, equipment or device manufactured or sold by the manufacturer of the Equipment for installation on the Equipment and installed in compliance with said manufacturer's installation procedures (other than those added by the manufacturer in order to maintain the Equipment at current engineering levels), or (ii) any other accessory, equipment or device installed on the Equipment so long as such item does not impair the original function or use of the Equipment, capable of being removed without causing material damage to the Equipment and does not decrease the fair market value of the Equipment. An Upgrade shall not become an accession to the Equipment. For purposes hereof and of all Loan Documents relating hereto, the term "Equipment" shall not be deemed to include any such Upgrade.

     5.4 Upon the request of Lender, Borrower shall, during business hours, make the Equipment available to Lender for inspection at the place where it is normally located and shall make Borrower's log and maintenance records pertaining to the Equipment available to the Equipment available to Lender for inspection. Borrower shall take all action necessary to maintain such logs and maintenance records in a correct and complete fashion.

     5.5 Upon the request of Lender, Borrower shall cause the Equipment to be plainly, permanently and conspicuously marked, by stenciling or by metal tag or plate affixed thereto, indicating Lender's security interest in the Equipment. Borrower shall replace any such stenciling, tag or plate which may be removed or destroyed or become illegible. Borrower shall keep all Equipment free from any marking or labeling which might be interpreted as a claim of ownership adverse to Borrower's.

     5.6 Borrower covenants and agrees to pay when due, all taxes, fees or other charges of any nature whatsoever (together with any related interest or penalties) now or hereafter imposed or assessed against Borrower, Lender or the Equipment or upon Borrower's ownership, possession, use, operation or disposition thereof or upon Borrower's rents, receipts or earnings arising therefrom. Borrower shall file on or before the due date therefor all personal property tax returns in respect of the Equipment. The foregoing not withstanding, Borrower need not make any payment described in this Section 5.6 if the amount or the validity thereof of such payment is being contested in good faith by appropriate proceedings and is reserved against to the extent required by GAAP.

     5.7 Borrower shall furnish to Lender the financial statements listed hereinafter, prepared in accordance with generally accepted accounting principles consistently applied (the "Financial Statements"):

          (a) as soon as practicable (and in any event within thirty (30) days) after the end of each month: an intemally prepared income statement and balance sheet, each prepared in accordance with generally accepted accounting principles, consistently applied , (including a report as to the commencement of any material litigation by or against Borrower;

          (b) as soon as practicable (and in any event within one hundred twenty
     (120) days) after the end of each fiscal year, audited Financial Statements, setting forth in comparative form the corresponding figures for the preceding fiscal year (if available), and accompanied by any audit report and opinion of the independent certified public accountants selected by Borrower; and

          (c) promptly any additional information (including but not limited to tax returns, income statements, balance sheets, and names of principal creditors) as Lender reasonably believes necessary to evaluate Borrower's continuing ability to meet financial obligations.

     5.8 Notwithstanding the foregoing, after the effective date of the initial registration statement covering a public offering of Borrower's securities, the term "Financial Statements" shall be deemed to refer to only those statements required by the Securities and Exchange Commission, to be provided no less frequently than quarterly. Borrower will from time to time execute, deliver and file, alone or with Lender, any financing statements, security agreements or other documents; and take all further action that may be necessary, or that Lender may reasonably request, to confirm, perfect, preserve and protect the security interests intended to be granted hereby, and in addition, and for such purposes only, Borrower hereby authorizes Lender to execute and deliver on behalf of Borrower and to file such financing statements, security agreement and other documents without the signature of Borrower either in Lender's name or in the name of Borrower as agent and attorney-in-fact for Borrower.

     5.9 Borrower shall protect and defend Borrower's title as well as the interest of the Lender against all persons claiming any interest adverse to Borrower or Lender and shall at all times keep the Collateral free and clear from any attachment or levy, liens or encumbrances whatsoever (except any placed thereon by Lender, or any Permitted Liens) and shall give Lender immediate written notice thereof.

     5.10 Upon the occurrence of an Event of Default, if Lender seeks to foreclose on the Equipment, Borrower shall be liable for the full expense of transportation and in-transit insurance to Lender's, Borrower's liability for expense of transportation of the Equipment shall be limited to the costs of transportation to such warehouse space, Borrower will arrange for the deinstallation and audit of the Equipment, and will pack; ship and send the Equipment to Lender in good operating order, repair, condition and appearance, and in a condition required pursuant to Section 5.1 hereof.

     SECTION 6. CONDITIONS PRECEDENT TO LOAN

     On or prior to the Funding Date, Borrower will provide to Lender the following, in form and substance satisfactory to Lender:

     6.1 Such documentation, including, without limitation, a Bill of Sale, and other documents as shall reasonably evidence Borrower's right, title and interest in and to the Equipment;

     6.2 A certified resolution or other certificate of corporate authority for the execution and the delivery of, and the performance of all Obligations under the Loan Documents and all related documentation;

     6.3 Incumbency certificate evidencing the authority and facsimile signatures of the individuals executing the Loan Documents;

     6.4 UCC financing statements as deemed appropriate by Lender to perfect its security interest in the Collateral;

     6.5  Certified copies of the Certificate of Incorporation of Borrower;

     6.6 Certificate of good standing for Borrower from its state of incorporation and similar certificates from all jurisdictions in which it does business and where the failure to be qualified would have a material adverse effect on Borrower's business; and

     6.7  Insurance certificates as required by Section 4 hereof.

SECTION 7. ASSIGNMENT BY LENDER

     7.1 Borrower acknowledges and understands that Lender may sell and assign all or a part of its interest hereunder and under the Note and Loan Documents to any person or entity (an "Assignee"). After such assignment the term Lender shall mean such Assignee, and such Assignee shall be vested with all rights, powers and remedies of Lender hereunder with respect to the interest so assigned; but with respect to any such interest not so transferred, the Lender shall retain all rights, powers and remedies hereby given. No such assignment by Lender shall relieve Borrower of any of its obligations hereunder. Borrower shall acknowledge such assignment or assignments as shall be designated by written notice given by Lender to Borrower. The Lender agrees that in the event of any transfer by it of the Note, it will endorse thereon a notation as to the portion of the principal of the Note which shall have been paid at the time of such transfer and as to the date to which interest shall have been last paid thereon.

SECTION 8. DEFAULT

     The occurrence of any one or more of the following events (herein called "Events of Default") shall constitute a default hereunder and under the Note:

     8.1 The Borrower defaults in the payment of any principal or interest payable under the Note for more than five (5) days after the receipt of notice of such an Event of Default from Lender;

     8.2 The Borrower defaults in the payment or performance of any other covenant or obligation of the Borrower hereunder or under the Note or any other Loan Documents for more than thirty (30) days after the Lender has given notice of such default to the Borrower;

     8.3 Any representation or warranty made herein by the Borrower shall prove to have been false or misleading in any material respect as of the date made;

     8.4 The making of an assignment by Borrower for the benefit of its creditors or the admission by Borrower in writing of its inability to pay its debts as they become due, or the insolvency of Borrower, or the filing by Borrower of a voluntary petition in bankruptcy, or the adjudication of Borrower as a bankrupt, or the filing by Borrower of any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future statute, law or regulation, or the filing of any answer by Borrower admitting, or the failure by Borrower to deny, the material allegations of a petition filed against it for any such relief, or the seeking or consenting by Borrower to, or acquiescence by Borrower in, the appointment of any trustee, receiver or liquidator of Borrower or of all or any substantial part of the properties of Borrower, or the inability of Borrower to pay its debts when due, or the commission by Borrower of any act of bankruptcy as defined in the Federal Bankruptcy Act, as amended;

     8.5 The failure by Borrower, within sixty (60) days after the commencement of any proceeding against Borrower seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, to obtain the dismissal of such proceeding or, within sixty (60) days after the appointment, without the written consent or acquiescence of Lender, of any trustee, receiver or liquidator of Borrower or of all or any substantial part of the properties of Borrower, to vacate such appointment; or

     8.6 The occurrence of an Event of Default by Borrower under any other notes or other agreement for borrowed money, lease or other agreement between Borrower and Lender. The Event of Default under this Section 8.6 caused by the occurrence of an Event of Default under another agreement described in this
Section 8.6 shall be automatically cured for purposes of this Agreement upon the cure or waiver of the Event of Default under the other agreement.

SECTION 9. REMEDIES

     Upon the occurrence hereof of any one or more Events of Default, Lender, at its option, may declare the Note to be accelerated and immediately due and payable, (provided, that upon the occurrence of an Event of Default of the type described in Section 8.4 or Section 8.5, the Note and all other Obligations shall automatically be accelerated and made due and payable without any further act) whereupon the unpaid principal of and accrued interest on such Note shall become immediately due and payable, and shall thereafter bear interest at the Default Rate and calculated in accordance with Section 1.2. Lender may exercise all rights and remedies with respect to the Collateral granted pursuant hereto for such Note, or otherwise available to it under applicable law, including the right to release, hold or otherwise dispose of all or any part of the Collateral and the right to utilize, process and commingle the Collateral.

     Upon the happening and during the continuance of any Event of Default, Lender may then, or at any time thereafter and from time to time, apply, collect, sell in one or more sales, lease or otherwise dispose of, any or all of the Collateral, in its then condition or following any commercially reasonably preparation or processing, in such order as Lender may elect, and any such sale may be made either at public or private sale at its place of business or elsewhere.

Borrower agrees that any such public or private sale may occur upon ten (10) calendar day's notice to Borrower. Lender may require Borrower to assemble the Collateral and make it available to Lender at a place designated by Lender which is reasonably convenient to Lender and Borrower. The proceeds of any sale, disposition or other realization upon all or any part of the collateral shall be distributed by Lender in the following order of priorities:

     First, to Lender in an amount sufficient to pay in full Lender's reasonable costs and professionals' and advisors' fees and expenses;

     Second, to Lender in an amount equal to the then unpaid amount of the Obligations in such order and priority as Lender may choose in its sole discretion; and

     Finally, upon payment in full of all of the Obligations, to Borrower or its representatives. or as a court of competent jurisdiction may direct.

The Lender shall return to the Borrower any surplus Collateral remaining-after payment of all Obligations.

SECTION 10. MISCELLANEOUS

     10.1 Borrower shall remain liable to Lender for any unpaid Obligations, advances, costs, charges and expenses, together with interest thereon and shall pay the same immediately to Lender at Lender's offices.

     10.2 The powers conferred upon Lender by this Agreement are solely to protect its interest in the Collateral and shall not impose any duty upon Lender to exercise any such powers.

     10.3 This is a continuing Agreement and the grant of a security interest hereunder shall remain in full force and effect and all the rights, powers and remedies of Lender hereunder shall continue to exist until the Obligations are paid in full as the same become due and payable.

When Borrower has paid in full all Obligations, Lender will execute a written termination statement, reassigning to Borrower, without recourse, the Collateral and all rights conveyed hereby and return possession (if Lender has possession) of the Collateral to Borrower. The rights, powers and remedies of Lender hereunder shall be in addition to all rights, powers and remedies given by statute or rule of law and are cumulative. The exercise of any one or more of the rights, powers and remedies provided herein shall not be construed as a waiver of any other rights, powers and remedies of Lender. Furthermore, regardless of whether or not the UCC is in effect in the jurisdiction where such rights, powers and remedies are asserted, Lender shall have the rights, powers and remedies of a secured party under the UCC.

     10.4 Upon payment in full of all Obligations, the Lender shall cancel the Note, this Agreement and all UCC financing statements, if any, and shall promptly deliver all such canceled documents to the Borrower.

     10.5 GOVERNING LAW. This Agreement, the Note and the other Loan Documents have been negotiated and delivered to Lender in the State of Illinois and shall not become effective until accepted by Lender in the State of Illinois. Payment to Lender by Borrower of the Obligations is due in the State of Illinois. This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of Illinois excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

     10.6 CONSENT TO JURISDICTION AND VENUE. All judicial proceedings arising in or under or related to this Agreement, the Note or any of the other Loan Documents may be brought in any state or federal court of competent jurisdiction located in the State of Illinois. By execution and delivery of this Agreement, each party hereto generally and unconditionally: (a) consents to personal jurisdiction in Cook County, State of Illinois; (b) waives any objection as to jurisdiction or venue in the aforesaid courts; and (d) irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement, the Note an the other Loan Documents. Service of process on any party hereto in any action arising out of or relating to this agreement shall be effective if given in accordance with the requirements for notice set forth in subsection 10.8 below and shall be deemed effective and received as set forth in subsection 10.8 below. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of either party to bring proceedings in the courts of any other jurisdiction.

     10.7 Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent and duration of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     10.8 Any notice required or given hereunder shall be deemed properly given upon the earlier of: (i) the first business day after transmission by facsimile or hand delivery or deposit with an overnight express service or overnight mail delivery service; or (ii) or three (3) days after mailed, postage prepaid, in each case, addressed to the designated recipient at its address set forth herein or such other address as such party may advise the other party by notice given in accordance with this provision.

     10.9 Lender and Borrower acknowledge that there are no agreements or understandings, written or oral, between Lender and Borrower with respect to the Loan, other than as set forth herein, in the Note and the other Loan Documents and that this Agreement, the Note and the other Loan Documents contain the entire agreement between Lender and Borrower with respect thereto. None of the terms of this Agreement, the Note and the other Loan Documents may be amended except by an instrument executed by each of the parties hereto.

     10.10 No omission, or delay, by Lender at any time to enforce any right or remedy reserved to it, or to require performance of any of the terms, covenants or provisions hereof by Borrower at any time designated, shall be a waiver of any such right or remedy to which Lender is entitled, nor shall it in any way affect the right of Lender to enforce such provisions thereafter.

     10.11 All agreements, representations and warranties contained in this Agreement or the Note, or in any Loan Documents delivered pursuant hereto or in connection herewith shall be for the benefit of Lender and any Assignee and shall survive the execution and delivery of this Agreement or the Note and the expiration or other termination of this Agreement or the Note.

     10.12 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     10.13 This Agreement shall be binding upon, and shall inure to the benefit of, Borrower and its permitted assigns (if any). Borrower shall not assign its obligations under this Agreement, the Note or any of the other Loan Documents without Lender's express written consent and any such attempted assignment shall be void and of no effect. Any assignment by Borrower in connection with a "Merger" (as defined below) shall be subject to Lender's prior consent. Any consent granted by Lender shall be conditioned upon such surviving entity or transferee assuming Borrower's Obligations hereunder pursuant to assignment documents reasonably acceptable to Lender. If Lender reasonably withholds its consent to such assignment in connection with a Merger, the outstanding principal and accrued and unpaid interest shall be prepaid in whole. Lender hereby consents to any Merger in which the acquiring entity has a Moodys Bond Rating of BA3 or better or a commercially acceptable equivalent measure of creditworthiness as reasonably determined by Lessor. Lender's consent hereunder will not be unreasonably delayed or conditioned.

     For purposes of this Agreement, a "Merger" shall mean any consolidation or merger of the Borrower with or into any other corporation or entity, any sale or conveyance of an or substantially ail of the assets or stock of the Borrower by or to any other person or entity in which Borrower is not the surviving entity.

     IN WITNESS WHEREOF, the Borrower and the Lender have duly executed and delivered this Agreement as of the day and year first above written.



                    BORROWER: CHORUM TECHNOLOGIES, INC.

                          By:  /s/ Scott Grout
                              -----------------------------------

                          Title:  President and CEO
                                 --------------------------------

                          Date:   9/23/98
                                 --------------------------------



ACCEPTED IN ROSEMONT, ILLINOIS:
------------------------------

                    LENDER: COMDISCO, INC.


                          By:
                              -----------------------------------

                          Title:
                                 --------------------------------

                          Date:
                                 --------------------------------

                            SECURED PROMISSORY NOTE


$870,683.37                                    Date: September 30, 1998

                                               Due: October 1, 2002


FOR VALUE RECEIVED, CHORUM TECHNOLOGIES, INC. a Delaware corporation (the "Borrower") hereby promises to pay to the order of Comdisco, Inc., a Delaware corporation (the "Lender") at P.O. Box 91744., Chicago, IL 60693 or such other place of payment as the holder of this Secured Promissory Note (this "Note") may specify from time to time in writing, in lawful money of the United States of America, the principal amount of Eight Hundred Seventy Thousand Six Hundred Eighty-three and 37/100 Dollars ($870,683.37) together with interest at seven and one quarter percent (7.25%) per annum from the date of this Note to maturity of each installment on the principal hereof remaining from time to time unpaid, such principal and interest to be paid in 48 equal monthly installments of $20,954.93 each, commencing November 1, 1998 and on the same day of each month thereafter to and including October 1, 2002 and an additional installment in the amount of $130,602.51 ("Balloon Payment") to be paid on October 1, 2002, such installments to be applied first to accrued and unpaid interest and the balance to unpaid principal. Interest shall be computed on the basis of a year consisting of twelve months of thirty days each.

This Note is the Note referred to in, and is executed and delivered in connection with, that certain Loan and Security Agreement dated as of September 22, 1998 by and between Borrower and Lender (as the same may from time to time be amended, modified or supplemented in accordance with its terms, the "Loan Agreement"), and is entitled to the benefit and security of the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement), to which reference is made for a statement of all of the terms and conditions thereof. All terms defined in the Loan Agreement shall have the same definitions when used herein, unless otherwise defined herein to the extent that the terms and conditions in the Loan Agreement are in conflict with the terms and conditions of this note, the terms and conditions of the Loan Agreement shall control.

The Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest and any other notice as permitted under the UCC or any applicable law.

This Note has been negotiated and delivered to Lender and is payable in the State of Illinois, and shall not become effective until accepted by Lender in the State of Illinois. This Note shall be governed by and construed and enforced in accordance with, the laws

NOTE DOC
of the State of Illinois, excluding any conflicts of law rules or principles that would cause the application of the laws of any other jurisdiction.

BORROWER:                   CHORUM TECHNOLOGIES, INC.
                            1155 East Collins Street, Suite 200
                            Richardson, TX 75081

                            Signature:     /s/ Scott Grout
                                      -----------------------------------

                            Print Name:   Scott Grout
                                       ----------------------------------

                            Title:    President and CEO
                                  ---------------------------------------

                                   EXHIBIT 1

This Financing Statement covers the following Collateral pledged by Chorum Technologies, Inc. ("Debtor") to Comdisco, Inc. ("Secured Party") pursuant to the Loan and Security Agreement dated as of September 22, 1998 between Chorum Technologies, Inc. as Borrower and Comdisco, Inc. as Lender ("Loan Agreement") for purposes of securing payment of the Obligations (as defined in the Loan Agreement) now and hereafter owing by Debtor to Secured Party pursuant to that Secured Promissory Note dated September 30, 1998.

All of the Debtor's right, title and interest in: (I) the equipment and other property (the "Equipment") described on Exhibit B attached hereto; and (ii) all proceeds, products, replacements, additions to, substitutions for and accessories to any and all Equipment including, without limitation, proceeds applicable to insurance.

                            EQUIPMENT SCHEDULE VL-1
                         DATED AS OF SEPTEMBER 22,1998
                           TO MASTER LEASE AGREEMENT
              DATED AS OF SEPTEMBER 22, 1998 (THE "MASTER
                                  LEASE")

LESSEE: CHORUM TECHNOLOGIES, INC.                LESSOR: COMDISCO, INC.

Admin. Contact/Phone No.:                        Address for all Notices:
------------------------                         -----------------------
Mark Kightlinger                                 6111 North River Road
(972) 238-1770                                   Rosemont, Illinois 60018
(972) 238-1477                                   Attn.: Venture Group


Address for Notices:
-------------------
1155 East Collins Blvd., Ste. 200
Richardson, TX 75081

Central Billing Location:                        Rent Interval: Monthly
------------------------                         -------------
same as above


Attn.:
Lessee Reference No.:
                      -------------------
   (24 digits maximum)

Location of Equipment: same as above             Initial Term:  48 months
---------------------                            ------------
                                                 (Number of Rent Intervals)

                                                 Lease Rate Factor: 2.392%
                                                 -----------------
Attn.:

EQUIPMENT (as defined below):                    Advance: None
                                                 -------

                                                 Interim Rent: None
                                                 ------------

Equipment specifically approved by Lessor, which shall be delivered to and accepted by Lessee during the period September 22, 1998 through September 22, 1999 ("Equipment Delivery Period"), for which Lessor receives vendor invoices approved for payment, up to an aggregate purchase price of $1,259,019.90 ("Commitment Amount"); excluding custom use equipment, leasehold improvements, installation costs and delivery costs, rolling stock, special tooling, "stand-alone" software, application software bundled into computer hardware, hand held items, molds and fungible items.

1. Equipment Purchase

     This Schedule contemplates Lessor's acquisition of Equipment for lease to Lessee, either by one of the first three categories listed below or by providing Lessee with Equipment from the fourth category, in an aggregate value up to the Commitment Amount referred to on the face of this Schedule. If the Equipment acquired is of category (i), (ii) , (iii) below, the effectiveness of this Schedule as it relates to those items of Equipment is contingent upon Lessee's acknowledgment at the time Lessor acquires the Equipment that Lessee has either received or approved the relevant purchase documentation between vendor and Lessor for that Equipment.

     (i) NEW ON-ORDER EQUIPMENT. Lessor will purchase new Equipment which is obtained from a vendor by Lessee for its use subject to Lessor's prior approval of the Equipment.

     (ii) SALE-LEASEBACK EQUIPMENT. Any in-place Equipment installed at Lessee's site and to which Lessee has clear title and ownership may be considered by Lessor for inclusion under this Lease (the "Sale-Leaseback Transaction"). Any request for a Sale-Leaseback Transaction must be submitted to Lessor in writing (along with accompanying evidence of Lessee's Equipment ownership satisfactory to Lessor for all Equipment submitted) no later than October 22, 1998*. Lessor will not perform a Sale-Leaseback Transaction for any request or accompanying Equipment ownership documents which arrive after the date marked above by an asterisk (*). Further, any sale-leaseback Equipment will be placed on lease subject to: (1) Lessor prior approval of the Equipment; and (2) if approved, at Lessor's actual net appraised Equipment value pursuant to the schedule below:

            ORIGINAL EQUIPMENT INVOICE              PERCENT OF ORIGINAL MANUFACTURER'S
                    DATE                            NET EQUIPMENT COST PAID BY LESSOR
                                                    ---------------------------------

            Between 10/22/97-10/22/98(360 days)                    100%



     (iii) USED ON-ORDER EQUIPMENT. Lessor will purchase used Equipment which is obtained from a third party by Lessee for its use subject to Lessor's prior approval of the Equipment and at Lessor's appraised value for such used Equipment.

     (iv) 800 NUMBER EQUIPMENT. Upon Lessee's use of Comdisco's 1-800 Direct Service, Lessor will purchase new or used Equipment from a third party or Lessor will supply new or used Equipment from its inventory for use by Lessee at rates provided by Lessor.

2. Commencement Date

     The Commencement Date for each item of new on-order or used on-order Equipment will be the install date as confirmed in writing by Lessee as set forth on the vendor invoice of which a facsimile transmission will constitute an original document. The Commencement Date for sale-leaseback Equipment shall be the date Lessor tenders the purchase price. The Commencement Date for 800 Number Equipment shall be fifteen (15) days from the ship date, such ship date to be set forth on the vendor invoice or if unavailable on the vendor invoice the ship date will be determined by Lessor upon other supporting shipping documentation. Lessor will summarize all approved invoices, purchase documentation and evidence of delivery, as applicable, received in the same calendar quarter into a Summary Equipment Schedule in the form attached to this Schedule as Exhibit 1, and the Initial Term will begin the first day of the calendar quarter thereafter. Each Summary Equipment Schedule will contain the Equipment location, description, serial number(s) and cost and will incorporate the terms and conditions of the Master Lease and this Schedule and will constitute a separate lease.

3.   Option to Extend

     So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier than twelve (12) months and no later than ninety (90) days prior to the expiration of the Initial Term of a Summary Equipment Schedule, Lessee will have the right to extend the Initial Term of such Summary Equipment Schedule for a period of one (1) year. In such event, the rent to be paid during said extended period shall be mutually agreed upon and if the parties cannot mutually agree within ninety (90) days of the expiration of the Initial Term, then Lessee may revoke its election to extend the Initial Term by notice given to Lessor within five (5) days thereafter. If such notice is not given and an impasse is reached, then the Summary Equipment Schedule shall continue in full force and effect pursuant to the existing terms and conditions until terminated in accordance with its terms. The Summary Equipment Schedule will continue in effect following said extended period until terminated by either party upon not less than ninety (90) days prior written notice, which notice shall be effective as of the date of receipt.

4.   Purchase Option

     So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier than twelve (12) months and no later than ninety (90) days prior to the expiration of the Initial Term or the extended term of the applicable Summary Equipment Schedule, Lessee will have the option at the expiration of the Initial Term or the extended term of the Summary Equipment Schedule to purchase all, but not less than all, of the Equipment listed therein for a purchase price not to exceed 15% of Lessor's cost hereunder and upon terms and conditions to be mutually agreed upon by the parties following Lessee's written notice, plus any taxes applicable at time of purchase. Said purchase price shall be paid to Lessor on the expiration date of the Initial Term or extended term. Title to the Equipment shall automatically pass to Lessee upon payment in full of the purchase price but, in no event, earlier than the expiration of the fixed Initial Term or extended term, if applicable Notwithstanding the exercise by Lessee of this option and payment of the purchase price, until all obligations under the applicable Summary Equipment Schedule have been fulfilled, it is agreed and understood that Lessor shall retain a purchase money security interest in the Equipment listed therein and the Summary Equipment Schedule shall constitute a Security Agreement under the Uniform Commercial Code of the state in which the Equipment is located.

If the parties are unable to agree on the purchase price or the terms and conditions with respect to said purchase within ninety (90) days of the expiration of the Initial Term or the renewal term, as applicable, then Lessee may revoke its election to purchase the Equipment by notice given to Lessor within five (5) days thereafter. If such notice is not given and an impasse is reached, the Summary Equipment Schedule shall continue in full force and effect pursuant to the existing terms and conditions until terminated by either party upon not less than ninety (90) days prior written notice, which notice shall be effective as of the date of receipt.

5.   Technology Exchange Option

     So long as no Event of Default has occurred and is continuing, and there is no material adverse change in Lessee's credit, on or after the expiration of the 12th month of any Summary Equipment Schedule, Lessee shall have the option to replace any of the Equipment subject to such summary Equipment Schedule with new technology equipment ("New Technology Equipment') utilizing the following guidelines:

A. Equipment being replaced with New Technology Equipment shall have an aggregate original cost equal to or greater than $20,000 and be comprised of full configurations of equipment.

B. This technology Exchange Option shall be limited to a maximum in the aggregate of fifty percent (50%) of the original equipment cost and shall not apply to software or any soft costs financed hereunder including but not limited to tenant improvements and custom equipment.

C. The cost of the New Technology Equipment must be equal to or greater than the original equipment cost of the replaced equipment, but in no event shall exceed 150% of the original equipment cost.

D. The remaining lease payments applicable to the equipment being replaced by the New Technology Equipment will be discounted to present value at 6%.

The wholesale market value of the equipment being replaced will be established by Comdisco based upon then current market conditions. Upon the return of the replaced equipment, the wholesale price will be deducted from the present value of the remaining rentals and the differential will be added to the cost of the New Technology Equipment in calculating the new rental. The lease for the New Technology Equipment will contain terms and conditions substantially similar to those for the replaced equipment and will have an Initial Term not less than the balance of the remaining Initial Term for the replaced equipment.

8.  Special Terms

    The terms and conditions of the Lease as they pertain to this Schedule are hereby modified and amended as follows:

    (a) Casualty Value Table is attached as Exhibit 2.

Master Lease: This Schedule is issued pursuant to the Lease identified on page 1 of this Schedule. All of the terms and conditions of the Lease are incorporated in and made a part of this Schedule as if they were expressly set forth in this Schedule. The parties hereby reaffirm all of the terms and conditions of the Lease (including, without limitation, the representations and warranties set forth in Section 8) except as modified herein by this Schedule. This Schedule may not be amended or rescinded except by a writing signed by both parties.



CHORUM TECHNOLOGIES, INC.                        COMDISCO, INC.
as Lessee                                        as Lessor

By:    /s/ Scott Grout                           By:     /s/ James P. Labe
      ---------------------                         --------------------------

Title: President and CEO                         Title:  President
      ---------------------                            -----------------------

Date:  9/28/98                                   Date:   9/28/98
      ---------------------                           ------------------------

                                   EXHIBIT  1


                           SUMMARY EQUIPMENT SCHEDULE
                           --------------------------



     This Summary Equipment Schedule dated XXXX is executed pursuant to Equipment Schedule No. X to the Master Lease Agreement dated XXXX between Comdisco, Inc. ("Lessor") and XXXX ("Lessee"). All of the terms, conditions, representations and warranties of the Master Lease Agreement and Equipment Schedule No. X are incorporated herein and made a part hereof, and this Summary Equipment Schedule constitutes a Schedule for the Equipment on the attached invoices.

1.   For Period Beginning:          And Ending:
     ---------------------          ----------

2.   Initial Term Starts on:        Initial Term:
     -----------------------        -------------
                                    (Number of Rent  Intervals)

3.   Total Summary Equipment Cost:
     -----------------------------

4.   Lease Rate Factor:
     ------------------

5.   Rent:
     -----

6.   Acceptance Doc Type:
     --------------------

                                   EXHIBIT 2
                                   ---------

                        CASUALTY VALUE TABLE - MONTHLY

The Casualty Value applicable to an item of Equipment will be the acquisition cost multiplied by the Casualty Value Percentage set forth below applicable to that item.

                               ------------------------------------------------------------------------------------------
                                                                                                        83 Months
                                1-47 Months     48-59 Months       60-71 Months      72-83 Months      and beyond
                               Initial Term     Initial Term       Initial Term       Initial Term    Initial Term
                               ------------------------------------------------------------------------------------------
DATE OF DELIVERY
TO INITIAL TERM
START DATE                         108.0000%          108.0000%          108.0000%         108.0000%      108.0000%

YEAR ONE

1st (Month of                      108.0000           108.0000           108.0000          108.0000       108.0000
2nd Initial Term)                  106.4157           106.7446           106.9550          107.1970       107.3658
3rd                                104.8130           105.4746           105.8979          106.3846       106.7242
4th                                103.1915           104.1898           104.8284          105.5628       106.0751
5th                                101.5512           102.8899           103.7464          104.7314       105.4185
6th                                 99.8917           101.5749           102.6518          103.8902       104.7451
7th                                 98.2128           100.2446           101.5444          103.0393       104.0821
8th                                 96.5143            98.8988           100.4241          102.1784       103.4021
9th                                 94.7961            97.5372            99.2908          101.3075       102.7143
10th                                93.0578            96.1598            98.1442          100.4265       102.0184
11th                                91.2992            94.7662            96.9842           99.5351       101.3144
12th                                89.5201            93.3565            95.8107           98.6334       100.6022

YEAR TWO

1st (Month of                       87.7202            91.9303            94.6236           97.7211        99.8817
2nd Initial Term)                   85.8993            90.4874            93.4225           96.7982        99.1528
3rd                                 84.0572            89.0277            92.2075           95.8645        98.4154
4th                                 82.1936            87.5510            90.9783           94.9199        97.6694
5th                                 80.3083            86.0571            89.7347           93.9643        96.9147
6th                                 78.4009            84.5457            88.4766           92.9976        96.1511
7th                                 76.4713            83.0167            87.2039           92.0195        95.3787
8th                                 74.5192            81.4698            85.9163           91.0301        94.5972
9th                                 72.5444            79.9049            84.6137           90.0291        93.8067
10th                                70.5464            78.3218            83.2958           89.0165        93.0069
11th                                68.5252            76.7202            81.9627           87.9920        92.1978
12th                                66.4804            75.0998            80.6139           86.9556        91.3792


                               ------------------------------------------------------------------------------------------
                                                                                                      83 Months
                                1-47 Months     48-59 Months       60-71 Months      72-83 Months     and beyond
                                Initial Term    Initial Term       Initial Term      Initial Term     Initial Term
                               ------------------------------------------------------------------------------------------
YEAR THREE

1 st (Month of                      64.4117            73.4606            79.2494           85.9071        90.5511
2nd Initial Term)                   62.3189            71.8023            77.8690           84.8463        89.7133
3rd                                 60.2017            70.1246            76.4725           83.7732        88.8658
4th                                 58.0598            68.4274            75.0597           82.6876        88.0083
5th                                 55.8929            66.7103            73.6305           81.5893        87.1409
6th                                 53.7007            64.9732            72.1845           80.4781        86.2633
7th                                 51.4830            63.2159            70.7217           79.3541        85.3755
8th                                 49.2393            61.4380            69.2418           78.2169        84.4774
9th                                 46.9695            59.6394            67.7447           77.0664        83.5687
10th                                44.6732            57.8198            66.2300           75.9025        82.6495
11th                                42.3502            55.9790            64.6977           74.7251        81.7196
12th                                40.0000            54.1167            63.1476           73.5339        80.7787

YEAR FOUR

1st (Month of                       40.0000            52.2327            61.5793           72.3288        79.8270
2nd Initial Term)                   40.0000            50.3267            59.9928           71.1096        78.8641
3rd                                 40.0000            48.3985            58.3877           69.8762        77.8900
4th                                 40.0000            46.4478            56.7639           68.6284        76.9075
5th                                 40.0000            44.4743            55.1212           67.3661        75.9045
6th                                 40.0000            42.4778            53.4598           66.0891        74.8989
7th                                 40.0000            40.4580            51.7780           64.7971        73.8785
8th                                 40.0000            38.4146            50.0771           63.4901        72.8462
9th                                 40.0000            36.3474            48.3564           62.1678        71.8019
10th                                40.0000            34.2561            46.6156           60.8301        70.7454
11th                                40.0000            32.1404            44.8544           59.4768        69.6765
12th                                40.0000            30.0000            43.0728           58.1077        68.5952

YEAR FIVE

1st (Month of                                          30.0000            41.2703           56.7226        67.5013
2nd Initial Term)                                      30.0000            39.4468           55.3214        66.3946
3rd                                                    30.0000            37.6021           53.9038        65.2750
4th                                                    30.0000            35.7358           52.4697        64.1423
5th                                                    30.0000            33.8477           51.0188        62.9965
6th                                                    30.0000            31.9376           49.5511        61.8372
7th                                                    30.0000            30.0053           48.0662        60.6645
8th                                                    30.0000            28.0504           46.5639        59.4780
9th                                                    30.0000            26.0726           45.0442        58.2777
10th                                                   30.0000            24.0719           43.5067        57.0634
11th                                                   30.0000            22.0477           41.9513        55.8350
12th                                                   30.0000            20.0000           40.3777        54.5922


                               ------------------------------------------------------------------------------------------
                                                                                                      83 Months
                                1-47 Months     48-59 Months       60-71 Months      72-83 Months     and beyond
                                Initial Term    Initial Term       Initial Term      Initial Term     Initial Term
                               ------------------------------------------------------------------------------------------
YEAR SIX
1st (Month of                                                      20.0000                  38.7858        53.3349
2nd Initial Term)                                                  20.0000                  37.1753        52.0629
3rd                                                                20.0000                  35.5460        50.7761
4th                                                                20.0000                  33.8978        49.4743
5th                                                                20.0000                  32.2302        48.1573
                                                                   20.0000                  30.5433        46.8249
7th                                                                20.0000                  28.8366        45.4770
8th                                                                20.0000                  27.1100        44.1134
                                                                   20.0000                  25.3633        42.7338
10th                                                               20.0000                  23.5962        41.3382
11th                                                               20.0000                  21.8085        39.9263
12th                                                               20.0000                  20.0000        38.4979

 YEAR SEVEN

 1 st (Month of                                                                             20.0000        37.0528
 2nd Initial Term)                                                                          20.0000        35.5909
 3rd                                                                                        20.0000        34.1119
 4th                                                                                        20.0000        32.6157
 5th                                                                                        20.0000        31.1020
                                                                                            20.0000        29.5707
 7th                                                                                        20.0000        28.0214
 8th                                                                                        20.0000        26.4542
 9th                                                                                        20.0000        24.8686
 10th                                                                                       20.0000        23.2645
 11th                                                                                       20.0000        21.6417
 12th                                                                                       20.0000        *20.0000
                                                                                            * Applicable Thereafter

                      EQUIPMENT SCHEDULE VL-2
                     DATED AS OF SEPTEMBER 22,1998
                      TO MASTER LEASE AGREEMENT
              DATED AS OF SEPTEMBER 22, 1998 (THE "MASTER LEASE")



LESSEE: CHORUM TECHNOLOGIES, INC.               LESSOR: COMDISCO, INC.

Admin. Contact/Phone No.:                       Address for all Notices:
------------------------                        -----------------------
Mark Kightlinger                                6111 North River Road
(972) 238-1770                                  Rosemont, Illinois 60018
(972) 238-1477Fax                               Attn: Venture Group
Address for Notices:
-------------------
1155 East Collins Blvd., Ste 200
Richardson, TX 75081



Central Billing Location:                       Rent Interval: Monthly
------------------------                        -------------
same as above



Attn:
Lessee Reference No.:
     (24 digits maximum)




Location of Equipment:                          Initial Term: 48 months
---------------------                           ------------
                                                (Number of Rent Intervals)


                                                Lease Rate Factor: 2.392%
                                                -----------------


Attn:

EQUIPMENT (as defined below):                   Advance: None
                                                -------
                                                Interim Rent: None
                                                ------------

     Software (including maintenance fees) and tenant improvements specifically approved by Lessor, which shall be delivered to and accepted by Lessee during the period September 22, 1998 through September 22, 1999 ("Equipment Delivery Period") for which Lessor receives vendor invoices approved for payment, up to an aggregate purchase price of $370,296.73("Commitment Amount').

1.   Equipment Purchase

     This Schedule contemplates Lessor's acquisition of Equipment for lease to Lessee, either by one of the first three categories listed below or by providing Lessee with Equipment from the fourth category, in an aggregate value up to the Commitment Amount referred to on the face of this Schedule. If the Equipment acquired is of category (i), (ii) , (iii) below, the effectiveness of this Schedule as it relates to those items of Equipment is contingent upon Lessee's acknowledgment at the time Lessor acquires the Equipment that Lessee has either received or approved the relevant purchase documentation between vendor and Lessor for that Equipment.

     (i) NEW ON-ORDER EQUIPMENT. Lessor will purchase new Equipment which is obtained from a vendor by Lessee for its use subject to Lessor's prior approval of the Equipment.

     (ii) SALE-LEASEBACK EQUIPMENT. Any in-place Equipment installed at Lessee's site and to which Lessee has clear title and ownership may be considered by Lessor for inclusion under this Lease (the "Sale-Leaseback Transaction"). Any request for a Sale-Leaseback Transaction must be submitted to Lessor in writing (along with accompanying evidence of Lessee's Equipment ownership satisfactory to Lessor for all Equipment submitted) no later than October 22, 1998*. Lessor will not perform a Sale-Leaseback Transaction for any request or accompanying Equipment ownership documents which arrive after the date marked above by an asterisk (*). Further, any sale-leaseback Equipment will be placed on lease subject to: (1) Lessor prior approval of the Equipment; and (2) if approved, at Lessor's actual net appraised Equipment value pursuant to the schedule below:

             ORIGINAL EQUIPMENT INVOICE       PERCENT OF ORIGINAL MANUFACTURER'S
                       DATE                   NET EQUIPMENT COST PAID BY LESSOR
                                              ---------------------------------

             Between 10/22/97-10/22/98 (360 days)             100%

     (iii) USED ON-ORDER EQUIPMENT. Lessor will purchase used Equipment which is obtained from a third party by Lessee for its use subject to Lessor's prior approval of the Equipment and at Lessor's appraised value for such used Equipment.

     (iv) 800 NUMBER EQUIPMENT. Upon Lessee's use of Comdisco's 1-800 Direct Service, Lessor will purchase new or used Equipment from a third party or Lessor will supply new or used Equipment from its inventory for use by Lessee at rates provided by Lessor.

2.   Commencement  Date

     The Commencement Date for each item of new on-order or used on-order Equipment will be the install date as confirmed in writing by Lessee as set forth on the vendor invoice of which a facsimile transmission will constitute an original document. The Commencement Date for sale-leaseback Equipment shall be the date Lessor tenders the purchase price. The Commencement Date for 800 Number Equipment shall be fifteen (15) days from the ship date, such ship date to be set forth on the vendor invoice or if unavailable on the vendor invoice the ship date will be determined by Lessor upon other supporting shipping documentation. Lessor will summarize all approved invoices, purchase documentation and evidence of delivery, as applicable, received in the same calendar quarter into a Summary Equipment Schedule in the form attached to this Schedule as Exhibit 1, and the Initial Term will begin the first day of the calendar quarter thereafter. Each Summary Equipment Schedule will contain the Equipment location, description, serial number(s) and cost and will incorporate the terms and conditions of the Master Lease and this Schedule and will constitute a separate lease.

3.   Miscellaneous

     In consideration of Lessor financing software and tenant improvements hereunder, Lessee agrees in addition to its last Monthly Rent Payment to remit to Lessor an amount equal to 15% of Lessor's aggregate cost of software and tenant improvements provided hereunder.

4.   Special Terms

     The terms and conditions of the Lease as they pertain to this Schedule are hereby modified and amended as follows:

          (a)    Section 9, Delivery and Return of Equipment
                 -------------------------------------------

          Delete second, third and fourth sentences in their entirety.

          (b)    Casualty Value Table is attached as Exhibit 2.

     Master Lease: This Schedule is issued pursuant to the Lease identified on page 1 of this Schedule. All of the terms and conditions of the Lease are incorporated in and made a part of this Schedule as if they were expressly set forth in this Schedule. The parties hereby reaffirm all of the terms and conditions of the Lease (including, without limitation, the representations and warranties set forth in Section 8) except as modified herein by this Schedule. This Schedule may not be amended or rescinded except by a writing signed by both parties.


          CHORUM TECHNOLOGIES, INC.               COMDISCO, INC.
          as Lessee                               as Lessor


          By:    /s/ Scott Grout                  By:     /s/ James P. Labe
             -------------------------               ------------------------

          Title: President and CEO                Title:  President
                ----------------------                  ---------------------

          Date:       9/23/98                     Date:   9/28/98
               -----------------------                -----------------------

                                   EXHIBIT 1

                          SUMMARY EQUIPMENT SCHEDULE
                          --------------------------

     This Summary Equipment Schedule dated XXXX is executed pursuant to Equipment Schedule No. X to the Master Lease Agreement dated XXXX between Comdisco, Inc. ("Lessor") and XXXX ("Lessee"). All of the terms, conditions, representations and warranties of the Master Lease Agreement and Equipment Schedule No. X are incorporated herein and made a part hereof, and this Summary Equipment Schedule constitutes a Schedule for the Equipment on the attached invoices.

1.   For Period Beginning:          And Ending:
     ---------------------          -----------

2.   Initial Term Starts on:        Initial Term:
     -----------------------        -------------
                                    (Number of Rent Intervals)

3.   Total Summary Equipment Cost:
     -----------------------------

4.   Lease Rate Factor:
     ------------------

5.   Rent:
     -----

6.   Acceptance Doc Type:
     --------------------

                                   EXHIBIT 2
                                   ---------

                        CASUALTY VALUE TABLE - MONTHLY

The Casualty Value applicable to an item of Equipment will be the acquisition cost multiplied by the Casualty Value Percentage set forth below applicable to that item.

                               ------------------------------------------------------------------------------------------
                                                                                                      83 Months
                                1-47 Months     48-59 Months       60-71 Months      72-83 Months     and beyond
                                Initial Term    Initial Term       Initial Term       Initial Term    Initial Term
                               ------------------------------------------------------------------------------------------

DATE OF DELIVERY
TO INITIAL TERM
START DATE                         108.0000%          108.0000%          108.0000%         108.0000%      108.0000%

YEAR ONE

1st (Month of                      108.0000           108.0000           108.0000          108.0000       108.0000
2nd Initial Term)                  106.4157           106.7446           106.9550          107.1970       107.3658
3rd                                104.8130           105.4746           105.8979          106.3846       106.7242
4th                                103.1915           104.1898           104.8284          105.5628       106.0751
5th                                101.5512           102.8899           103.7464          104.7314       105.4185
6th                                 99.8917           101.5749           102.6518          103.8902       104.7451
7th                                 98.2128           100.2446           101.5444          103.0393       104.0821
8th                                 96.5143            98.8988           100.4241          102.1784       103.4021
9th                                 94.7961            97.5372            99.2908          101.3075       102.7143
10th                                93.0578            96.1598            98.1442          100.4265       102.0184
11th                                91.2992            94.7662            96.9842           99.5351       101.3144
12th                                89.5201            93.3565            95.8107           98.6334       100.6022

YEAR TWO

1st (Month of                       87.7202            91.9303            94.6236           97.7211        99.8817
2nd Initial Term)                   85.8993            90.4874            93.4225           96.7982        99.1528
3rd                                 84.0572            89.0277            92.2075           95.8645        98.4154
4th                                 82.1936            87.5510            90.9783           94.9199        97.6694
5th                                 80.3083            86.0571            89.7347           93.9643        96.9147
6th                                 78.4009            84.5457            88.4766           92.9976        96.1511
7th                                 76.4713            83.0167            87.2039           92.0195        95.3787
8th                                 74.5192            81.4698            85.9163           91.0301        94.5972
9th                                 72.5444            79.9049            84.6137           90.0291        93.8067
10th                                70.5464            78.3218            83.2958           89.0165        93.0069
11th                                68.5252            76.7202            81.9627           87.9920        92.1978
12th                                66.4804            75.0998            80.6139           86.9556        91.3792


                               ------------------------------------------------------------------------------------------
                                                                                                      83 Months
                                1-47 Months     48-59 Months       60-71 Months      72-83 Months     and beyond
                                Initial Term    Initial Term       Initial Term      Initial Term     Initial Term
                               ------------------------------------------------------------------------------------------
YEAR THREE

1st (Month of                       64.4117            73.4606            79.2494           85.9071        90.5511
2nd Initial Term)                   62.3189            71.8023            77.8690           84.8463        89.7133
3rd                                 60.2017            70.1246            76.4725           83.7732        88.8658
4th                                 58.0598            68.4274            75.0597           82.6876        88.0083
5th                                 55.8929            66.7103            73.6305           81.5893        87.1409
6th                                 53.7007            64.9732            72.1845           80.4781        86.2633
7th                                 51.4830            63.2159            70.7217           79.3541        85.3755
8th                                 49.2393            61.4380            69.2418           78.2169        84.4774
9th                                 46.9695            59.6394            67.7447           77.0664        83.5687
10th                                44.6732            57.8198            66.2300           75.9025        82.6495
11th                                42.3502            55.9790            64.6977           74.7251        81.7196
12th                                40.0000            54.1167            63.1476           73.5339        80.7787

YEAR FOUR

1 st (Month of                      40.0000            52.2327            61.5793           72.3288        79.8270
2nd Initial Term)                   40.0000            50.3267            59.9928           71.1096        78.8641
3rd                                 40.0000            48.3985            58.3877           69.8762        77.8900
4th                                 40.0000            46.4478            56.7639           68.6284        76.9075
5th                                 40.0000            44.4743            55.1212           67.3661        75.9045
6th                                 40.0000            42.4778            53.4598           66.0891        74.8989
7th                                 40.0000            40.4580            51.7780           64.7971        73.8785
8th                                 40.0000            38.4146            50.0771           63.4901        72.8462
9th                                 40.0000            36.3474            48.3564           62.1678        71.8019
10th                                40.0000            34.2561            46.6156           60.8301        70.7454
11th                                40.0000            32.1404            44.8544           59.4768        69.6765
12th                                40.0000            30.0000            43.0728           58.1077        68.5952

YEAR FIVE

1st (Month of                                          30.0000            41.2703           56.7226        67.5013
2nd Initial Term)                                      30.0000            39.4468           55.3214        66.3946
3rd                                                    30.0000            37.6021           53.9038        65.2750
4th                                                    30.0000            35.7358           52.4697        64.1423
5th                                                    30.0000            33.8477           51.0188        62.9965
6th                                                    30.0000            31.9376           49.5511        61.8372
7th                                                    30.0000            30.0053           48.0662        60.6645
8th                                                    30.0000            28.0504           46.5639        59.4780
9th                                                    30.0000            26.0726           45.0442        58.2777
10th                                                   30.0000            24.0719           43.5067        57.0634
11th                                                   30.0000            22.0477           41.9513        55.8350
12th                                                   30.0000            20.0000           40.3777        54.5922


                               ------------------------------------------------------------------------------------------
                                                                                                      83 Months
                                1-47 Months     48-59 Months       60-71 Months      72-83 Months     and beyond
                                Initial Term    Initial Term       Initial Term      Initial Term     Initial Term
                               ------------------------------------------------------------------------------------------
YEAR SIX

1st (Month of                                                             20.0000           38.7858        53.3349
2nd Initial Term)                                                         20.0000           37.1753        52.0629
3rd                                                                       20.0000           35.5460        50.7761
4th                                                                       20.0000           33.8978        49.4743
5th                                                                       20.0000           32.2302        48.1573
6th                                                                       20.0000           30.5433        46.8249
                                                                          20.0000           28.8366        45.4770
8th                                                                       20.0000           27.1100        44.1134
9th                                                                       20.0000           25.3633        42.7338
loth                                                                      20.0000           23.5962        41.3382
11th                                                                      20.0000           21.8085        39.9263
12th                                                                      20.0000           20.0000        38.4979

YEAR SEVEN

 1 st (Month of                                                                             20.0000        37.0528
 2nd Initial Term)                                                                          20.0000        35.5909
 3rd                                                                                        20.0000        34.1119
 4th                                                                                        20.0000        32.6157
 5th                                                                                        20.0000        31.1020
 6th                                                                                        20.0000        29.5707
 7th                                                                                        20.0000        28.0214
 8th                                                                                        20.0000        26.4542
 9th                                                                                        20.0000        24.8686
 10th                                                                                       20.0000        23.2645
 11th                                                                                       20.0000        21.6417
 12th                                                                                       20.0000       *20.0000
                                                                                            * Applicable Thereafter

                            EQUIPMENT SCHEDULE VL-3
                         DATED AS OF JANUARY 22, 1999
                           TO MASTER LEASE AGREEMENT
              DATED AS OF SEPTEMBER 22, 1998 (THE "MASTER LEASE")



LESSEE: CHORUM TECHNOLOGIES, INC.               LESSOR: COMDISCO, INC.

Admin. Contact/Phone No.:                       Address for all Notices:
------------------------                        -----------------------
Mark Kightlinger                                6111 North River Road
(972) 238-1770                                  Rosemont, Illinois 60018
(972) 238-1477                                  Attn.: Venture Group


Address for Notices:
-------------------
1155 East Collins Blvd., Ste. 200
Richardson, TX 75081


Central Billing Location:                       Rent Interval: Monthly
------------------------                        -------------
same as above


Attn.:

Lessee Reference No.:
(24 digits maximum)

Location of Equipment:                          Initial Term: 48 months
---------------------                           ------------
same as above                                   (Number of Rent Intervals)



                                                Lease Rate Factor: 2.425%
                                                -----------------
Attn.:

EQUIPMENT (as defined below):                   Advance: None
                                                -------

                                                Interim Rent: None
                                                ------------


Equipment specifically approved by Lessor, which shall be delivered to and accepted by Lessee during the period January 22, 1999 through January 22, 2000 ("Equipment Delivery Period"), for which Lessor receives vendor invoices approved for payment, up to an aggregate purchase price of $4,600,000.00 ("Commitment Amount'); excluding custom use equipment, leasehold improvements, installation costs and delivery costs, rolling stock, special tooling, "stand-alone" software, application software bundled into computer hardware, hand held items, molds and fungible items.

1.   Equipment Purchase

     This Schedule contemplates Lessor's acquisition of Equipment for lease to Lessee, either by one of the first three categories listed below or by providing Lessee with Equipment from the fourth category, in an aggregate value up to the Commitment Amount referred to on the face of this Schedule. If the Equipment acquired is of category (i), (ii) , (iii) below, the effectiveness of this Schedule as it relates to those items of Equipment is contingent upon Lessee's acknowledgment at the time Lessor acquires the Equipment that Lessee has either received or approved the relevant purchase documentation between vendor and Lessor for that Equipment.

     (i) NEW ON-ORDER EQUIPMENT. Lessor will purchase new Equipment which is obtained from a vendor by Lessee for its use subject to Lessor's prior approval of the Equipment.

     (ii) SALE-LEASEBACK EQUIPMENT. Any in-place Equipment installed at Lessee's site and to which Lessee has clear title and ownership may be considered by Lessor for inclusion under this Lease (the "Sale-Leaseback Transaction"). Any request for a Sale-Leaseback Transaction must be submitted to Lessor in writing (along with accompanying evidence of Lessee's Equipment ownership satisfactory to Lessor for all Equipment submitted) no later than February 22, 1999 *. Lessor will not perform a Sale-Leaseback Transaction for any request or accompanying Equipment ownership documents which arrive after the date marked above by an asterisk (*). Further, any sale-leaseback Equipment will be placed on lease subject to: (1) Lessor prior approval of the Equipment; and (2) if approved, at Lessor's actual net appraised Equipment value pursuant to the schedule below:

     ORIGINAL EQUIPMENT INVOICE         PERCENT OF ORIGINAL MANUFACTURER'S
                DATE                    NET EQUIPMENT COST PAID BY LESSOR
                ----                    ---------------------------------

     Between 10/24/98 - 01 /22/99 (90 days)            100%

     (iii) USED ON-ORDER EQUIPMENT. Lessor will purchase used Equipment which is obtained from a third party by Lessee for its use subject to Lessor's prior approval of the Equipment and at Lessor's appraised value for such used Equipment.

     (iv) 800 NUMBER EQUIPMENT. Upon Lessee's use of Comdisco's 1-800 Direct Service, Lessor will purchase new or used Equipment from a third party or Lessor will supply new or used Equipment from its inventory for use by Lessee at rates provided by Lessor.


2.   Commencement Date

     The Commencement Date for each item of new on-order or used on-order Equipment will be the install date as confirmed in writing by Lessee as set forth on the vendor invoice of which a facsimile transmission will constitute an original document. The Commencement Date for sale-leaseback Equipment shall be the date Lessor tenders the purchase price. The Commencement Date for 800 Number Equipment shall be fifteen (15) days from the ship date, such ship date to be set forth on the vendor invoice or if unavailable on the vendor invoice the ship date will be determined by Lessor upon other supporting shipping documentation. Lessor will summarize all approved invoices, purchase documentation and evidence of delivery, as applicable, received in the same calendar month into a Summary Equipment Schedule in the form attached to this Schedule as Exhibit 1, and the Initial Term will begin the first day of the calendar month thereafter. Each Summary Equipment Schedule will contain the Equipment location, description, serial number(s) and cost and will incorporate the terms and conditions of the Master Lease and this Schedule and will constitute a separate lease.

3.   Option to Extend

     So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier than twelve (12) months and no later than ninety (90) days prior to the expiration of the Initial Term of a Summary Equipment Schedule, Lessee will have the right to extend the Initial Term of such Summary Equipment Schedule for a period of one (1) year. In such event, the rent to be paid during said extended period shall be mutually agreed upon and if the parties cannot mutually agree within ninety (90) days of the expiration of the Initial Term, then Lessee may revoke its election to extend the Initial Term by notice given to Lessor within five (5) days thereafter. If such notice is not given and an impasse is reached, then the Summary Equipment Schedule shall continue in full force and effect pursuant to the existing terms and conditions until terminated in accordance with its terms. The Summary Equipment Schedule will continue in effect following said extended period until terminated by either party upon not less than ninety (90) days prior written notice, which notice shall be effective as of the date of receipt.

4.   Purchase Option

     So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier than twelve (12) months and no later than ninety (90) days prior to the expiration of the Initial Term or the extended term of the applicable Summary Equipment Schedule, Lessee will have the option at the expiration of the Initial Term or the extended term of the Summary Equipment Schedule to purchase all, but not less than all, of the Equipment listed therein for a purchase price not to exceed 15% of Lessor's cost hereunder and upon terms and conditions to be mutually agreed upon by the parties following Lessee's written notice, plus any taxes applicable at time of purchase. Said purchase price shall be paid to Lessor on the expiration date of the Initial Term or extended term. Title to the Equipment shall automatically pass to Lessee upon payment in full of the purchase price but, in no event, earlier than the expiration of the fixed Initial Term or extended term, if applicable Notwithstanding the exercise by Lessee of this option and payment of the purchase price, until all obligations under the applicable Summary Equipment Schedule have been fulfilled, it is agreed and understood that Lessor shall retain a purchase money security interest in the Equipment listed therein and the Summary Equipment Schedule shall constitute a Security Agreement under the Uniform Commercial Code of the state in which the Equipment is located.

If the parties are unable to agree on the purchase price or the terms and conditions with respect to said purchase within ninety (90) days of the expiration of the Initial Term or the renewal term, as applicable, then Lessee may revoke its election to purchase the Equipment by notice given to Lessor within five (5) days thereafter. If such notice is not given and an impasse is reached, the Summary Equipment Schedule shall continue in full force and effect pursuant to the existing terms and conditions until terminated by either party upon not less than ninety (90) days prior written notice, which notice shall be effective as of the date of receipt.

5.   Technology Exchange Option

     So long as no Event of Default has occurred and is continuing, and there is no material adverse change in Lessee's credit, on or after the expiration of the 12th month of any Summary Equipment Schedule, Lessee shall have the option to replace any of the Equipment subject to such summary Equipment Schedule with new technology equipment ("New Technology Equipment") utilizing the following guidelines:

A. Equipment being replaced with New Technology Equipment shall have an aggregate original cost equal to or greater than $20,000 and be comprised of full configurations of equipment.

B. This technology Exchange Option shall be limited to a maximum in the aggregate of fifty percent (50%) of the original equipment cost and shall not apply to software or any soft costs financed hereunder including but not limited to tenant improvements and custom equipment.

C. The cost of the New Technology Equipment must be equal to or greater than the original equipment cost of the replaced equipment, but in no event shall exceed 150% of the original equipment cost.

D. The remaining lease payments applicable to the equipment being replaced by the New Technology Equipment will be discounted to present value at 6%.

The wholesale market value of the equipment being replaced will be established by Comdisco based upon then current market conditions. Upon the return of the replaced equipment, the wholesale price will be deducted from the present value of the remaining rentals and the differential will be added to the cost of the New Technology Equipment in calculating the new rental. The lease for the New Technology Equipment will contain terms and conditions substantially similar to those for the replaced equipment and will have an Initial Term not less than the balance of the remaining Initial Term for the replaced equipment.

8.  Special Terms

     The terms and conditions of the Lease as they pertain to this Schedule are hereby modified and amended as follows:

          (a)  Casualty Value Table is attached as Exhibit 2.

Master Lease: This Schedule is issued pursuant to the Lease identified on page 1 of this Schedule. All of the terms and conditions of the Lease are incorporated in and made a part of this Schedule as if they were expressly set forth in this Schedule. The parties hereby reaffirm all of the terms and conditions of the Lease (including, without limitation, the representations and warranties set forth in Section 8) except as modified herein by this Schedule. This Schedule may not be amended or rescinded except by a writing signed by both parties.


          CHORUM TECHNOLOGIES, INC.             COMDISCO, INC.
          as Lessee                             as Lessor


          By:     /s/ Scott Grout               By:    /s/ Jill C. Hanses
             --------------------------            ---------------------------

          Title:  President and CEO             Title: Senior Vice President
                -----------------------               ------------------------

          Date:       11/25/98                  Date:        11/28/98
               ------------------------              -------------------------

                                   EXHIBIT 1

                          SUMMARY EQUIPMENT SCHEDULE
                          --------------------------

     This Summary Equipment Schedule dated XXXX is executed pursuant to Equipment Schedule No. X to the Master Lease Agreement dated XXXX between Comdisco, Inc. ("Lessor") and XXXX ("Lessee"). All of the terms, conditions, representations and warranties of the Master Lease Agreement and Equipment Schedule No. X are incorporated herein and made a part hereof, and this Summary Equipment Schedule constitutes a Schedule for the Equipment on the attached invoices.

1.   For Period Beginning:          And Ending:
     ---------------------          -----------

2.   Initial Term Starts on:        Initial Term:
     -----------------------        -------------
                                    (Number of Rent Intervals)

3.   Total Summary Equipment Cost:
     -----------------------------

4.   Lease Rate Factor:
     ------------------

5.   Rent:
     -----

6.   Acceptance Doc Type:
     --------------------

                            EQUIPMENT SCHEDULE VL-4
                         DATED AS OF JANUARY 22, 1999
                           TO MASTER LEASE AGREEMENT
              DATED AS OF SEPTEMBER 22, 1998 (THE "MASTER LEASE")


LESSEE: CHORUM TECHNOLOGIES, INC.               LESSOR: COMDISCO, INC.

Admin. Contact/Phone No.:                       Address for all Notices:
------------------------                        -----------------------
Mark Kightlinger                                6111 North River Road
(972) 238-1770                                  Rosemont, Illinois 60018
(972) 238-1477Fax                               Attn.: Venture Group
Address for Notices:
-------------------
1155 East Collins Blvd., Ste 200
Richardson, TX 75081


Central Billing Location:                       Rent Interval: Monthly
------------------------                        -------------
same as above


Attn.:

Lessee Reference No.: ___________
     (24 digits maximum)

Location of Equipment:
---------------------
                                                Initial Term: 36 months
                                                ------------
                                                (Number of Rent Intervals)

                                                Lease Rate Factor: 3.145%
                                                -----------------
Attn.:

EQUIPMENT (as defined below):
                                                Advance: None
                                                -------
                                                Interim Rent: None
                                                ------------

     Software(including maintenance fees) and tenant improvements specifically approved by Lessor, which shall be delivered to and accepted by Lessee during the period January 22, 1999 through January 22, 2000 ("Equipment Delivery Period") for which Lessor receives vendor invoices approved for payment, up to an aggregate purchase price of $400,000.00("Commitment Amount'), excluding custom use equipment, installation costs and delivery costs, rolling stock, special tooling, hand held items, molds and fungible items.

1.   Equipment Purchase

     This Schedule contemplates Lessor's acquisition of Equipment for lease to Lessee, either by one of the first three categories listed below or by providing Lessee with Equipment from the fourth category, in an aggregate value up to the Commitment Amount referred to on the face of this Schedule. If the Equipment acquired is of category (i), (ii) , (iii) below, the effectiveness of this Schedule as it relates to those items of Equipment is contingent upon Lessee's acknowledgment at the time Lessor acquires the Equipment that Lessee has either received or approved the relevant purchase documentation between vendor and Lessor for that Equipment.

     (i) NEW ON-ORDER EQUIPMENT. Lessor will purchase new Equipment which is obtained from a vendor by Lessee for its use subject to Lessor's prior approval of the Equipment.

     (ii) SALE-LEASEBACK EQUIPMENT. Any in-place Equipment installed at Lessee's site and to which Lessee has clear title and ownership may be considered by Lessor for inclusion under this Lease (the "Sale-Leaseback Transaction"). Any request for a Sale-Leaseback Transaction must be submitted to Lessor in writing (along with accompanying evidence of Lessee's Equipment ownership satisfactory to Lessor for all Equipment submitted) no later than February 22, 1999 *. Lessor will not perform a Sale-Leaseback Transaction for any request or accompanying Equipment ownership documents which arrive after the date marked above by an asterisk (*).

             Further, any sale-leaseback Equipment will be placed on lease subject to: (1) Lessor prior approval of the Equipment; and (2) if approved, at Lessor's actual net appraised Equipment value pursuant to the schedule below:

             ORIGINAL EQUIPMENT INVOICE     PERCENT OF ORIGINAL MANUFACTURER'S
                      DATE                   NET EQUIPMENT COST PAID BY LESSOR
                      ----                   ---------------------------------

          Between 10/24/98 - 01 /22/99 (90 days)            100%

     (iii) USED ON-ORDER EQUIPMENT. Lessor will purchase used Equipment which is obtained from a third party by Lessee for its use subject to Lessor's prior approval of the Equipment and at Lessor's appraised value for such used Equipment.

     (iv) 800 NUMBER EQUIPMENT. Upon Lessee's use of Comdisco's 1-800 Direct Service, Lessor will purchase new or used Equipment from a third party or Lessor will supply new or used Equipment from its inventory for use by Lessee at rates provided by Lessor.

2.   Commencement Date

     The Commencement Date for each item of new on-order or used on-order Equipment will be the install date as confirmed in writing by Lessee as set forth on the vendor invoice of which a facsimile transmission will constitute an original document. The Commencement Date for sale-leaseback Equipment shall be the date Lessor tenders the purchase price. The Commencement Date for 800 Number Equipment shall be fifteen (15) days from the ship date, such ship date to be set forth on the vendor invoice or if unavailable on the vendor invoice the ship date will be determined by Lessor upon other supporting shipping documentation. Lessor will summarize all approved invoices, purchase documentation and evidence of delivery, as applicable, received in the same calendar month into a Summary Equipment Schedule in the form attached to this Schedule as Exhibit 1, and the Initial Term will begin the first day of the calendar month thereafter. Each Summary Equipment Schedule will contain the Equipment location, description, serial number(s) and cost and will incorporate the terms and conditions of the Master Lease and this Schedule and will constitute a separate lease.

3.   Miscellaneous

     In consideration of Lessor financing software and tenant improvements hereunder, Lessee agrees in addition to its last Monthly Rent Payment to remit to Lessor an amount equal to 15% of Lessor's aggregate cost of software and tenant improvements provided hereunder.

4.   Special Terms

     The terms and conditions of the Lease as they pertain to this Schedule are hereby modified and amended as follows:

     (a)     Section 9, Delivery and Return of Equipment
             -------------------------------------------

     Delete second, third and fourth sentences in their entirety.

     (b)     Casualty Value Table is attached as Exhibit 2.

Master Lease: This Schedule is issued pursuant to the Lease identified on page 1 of this Schedule. All of the terms and conditions of the Lease are incorporated in and made a part of this Schedule as if they were expressly set forth in this Schedule. The parties hereby reaffirm all of the terms and conditions of the Lease (including, without limitation, the representations and warranties set forth in Section 8) except as modified herein by this Schedule. This Schedule may not be amended or rescinded except by a writing signed by both parties.


             CHORUM TECHNOLOGIES, INC.          COMDISCO, INC.
             as Lessee                          as Lessor


             By:    /s/ Scott Grout             By:    /s/ Jill C. Hanses
                ------------------------           ---------------------------

             Title: President and CEO           Title: Senior Vice President
                   ---------------------              ------------------------

             Date:      1/25/98                 Date:        1/28/98
                  ----------------------             -------------------------

                                   EXHIBIT 1

                          SUMMARY EQUIPMENT SCHEDULE
                          --------------------------

     This Summary Equipment Schedule dated XXXX is executed pursuant to Equipment Schedule No. X to the Master Lease Agreement dated XXXX between Comdisco, Inc. ("Lessor") and XXXX ("Lessee"). All of the terms, conditions, representations and warranties of the Master Lease Agreement and Equipment Schedule No. X are incorporated herein and made a part hereof, and this Summary Equipment Schedule constitutes a Schedule for the Equipment on the attached invoices.

1.   For Period Beginning:          And Ending:
     ---------------------          -----------

2.   Initial Term Starts on:        Initial Term:
     -----------------------        -------------
                                    (Number of Rent Intervals)

3.   Total Summary Equipment Cost:
     -----------------------------

4.   Lease Rate Factor:
     ------------------

5.   Rent:
     -----

6.   Acceptance Doc Type:
     --------------------

                            EQUIPMENT SCHEDULE VL-5
                           DATED AS OF MARCH 1, 2000
                           TO MASTER LEASE AGREEMENT
              DATED AS OF SEPTEMBER 22, 1998 (THE "MASTER LEASE")



LESSEE: CHORUM TECHNOLOGIES, INC.               LESSOR: COMDISCO, INC.

Admin. Contact/Phone No.:                       Address for all Notices:
------------------------                        -----------------------
Mark Kightlinger                                6111 North River Road
Phone: 214-570-3530                             Rosemont, Illinois 60018
Fax: 214-570-3552                               Attn.: Venture Group

Address for Notices:
-------------------
1155 East Collins Blvd., Ste. 200
Richardson, TX 75081



Central Billing Location:                       Rent Interval: Monthly
------------------------                        -------------
same as above

Attn.:

Lessee Reference No.:
(24 digits maximum)

Location of Equipment:                          Initial Term: 48 months
---------------------                           ------------
1) same as above                                (Number of Rent Intervals)
2) 1303 East Arapaho
  Richardson, TX 75081

                                                Lease Rate Factor: 2.436%
                                                -----------------
Attn.:

EQUIPMENT (as defined below):                   Advance:       NONE

                                                Interim Rent:  NONE


Equipment specifically approved by Lessor, which shall be delivered to and accepted by Lessee during the period March 1, 2000 through September 1, 2001 ("Equipment Delivery Period"), for which Lessor receives vendor invoices approved for payment, up to an aggregate purchase price of $6,400,000.00 ("Commitment Amount'); excluding custom use equipment, leasehold improvements, installation costs and delivery costs, rolling stock, special tooling, "stand-alone" software, application software bundled into computer hardware, hand held items, molds and fungible items.

1.   Equipment Purchase

     This Schedule contemplates Lessor's acquisition of Equipment for lease to Lessee, either by one of the first three categories listed below or by providing Lessee with Equipment from the fourth category, in an aggregate value up to the Commitment Amount referred to on the face of this Schedule. If the Equipment acquired is of category (i), (ii) , (iii) below, the effectiveness of this Schedule as it relates to those items of Equipment is contingent upon Lessee's acknowledgment at the time Lessor acquires the Equipment that Lessee has either received or approved the relevant purchase documentation between vendor and Lessor for that Equipment.

     (i) NEW ON-ORDER EQUIPMENT. Lessor will purchase new Equipment which is obtained from a vendor by Lessee for its use subject to Lessor's prior approval of the Equipment.

     (ii) SALE-LEASEBACK EQUIPMENT. Any in-place Equipment installed at Lessee's site and to which Lessee has clear title and ownership may be considered by Lessor for inclusion under this Lease (the "Sale-Leaseback Transaction"). Any request for a Sale-Leaseback Transaction must be submitted to Lessor in writing (along with accompanying evidence of Lessee's Equipment ownership satisfactory to Lessor for all Equipment submitted) no later than April 1, 2000*. Lessor will not perform a Sale-Leaseback Transaction for any request or accompanying Equipment ownership documents which arrive after the date marked above by an asterisk (*). Further, any sale leaseback Equipment will be placed on lease subject to: (1) Lessor prior approval of the Equipment; and (2) if approved, at Lessor's actual net appraised Equipment value pursuant to the schedule below:

             ORIGINAL EQUIPMENT INVOICE      PERCENT OF ORIGINAL MANUFACTURER'S
                        DATE                 NET EQUIPMENT COST PAID BY LESSOR
                        ----                 ---------------------------------

          Between 12/03/99 - 04/01/00 (120 days)            100%


     (iii) USED ON-ORDER EQUIPMENT. Lessor will purchase used Equipment which is obtained from a third party by Lessee for its use subject to Lessor's prior approval of the Equipment and at Lessor's appraised value for such used Equipment.

     (iv) 800 NUMBER EQUIPMENT. Upon Lessee's use of Comdisco's 1-800 Direct Service, Lessor will purchase new or used Equipment from a third party or Lessor will supply new or used Equipment from its inventory for use by Lessee at rates provided by Lessor.

2.   Commencement Date

     The Commencement Date for each item of new on-order or used on-order Equipment will be the install date as confirmed in writing by Lessee as set forth on the vendor invoice of which a facsimile transmission will constitute an original document. The Commencement Date for sale-leaseback Equipment shall be the date Lessor tenders the purchase price. The Commencement Date for 800 Number Equipment shall be fifteen (15) days from the ship date, such ship date to be set forth on the vendor invoice or if unavailable on the vendor invoice the ship date will be determined by Lessor upon other supporting shipping documentation. Lessor will summarize all approved invoices, purchase documentation and evidence of delivery, as applicable, received in the same calendar month into a Summary Equipment Schedule in the form attached to this Schedule as Exhibit 1, and the Initial Term will begin the first day of the calendar month thereafter. Each Summary Equipment Schedule will contain the Equipment location, description, serial number(s) and cost and will incorporate the terms and conditions of the Master Lease and this Schedule and will constitute a separate lease.

3.   Option to Extend

     So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier than twelve (12) months and no later than ninety (90) days prior to the expiration of the Initial Term of a Summary Equipment Schedule, Lessee will have the right to extend the Initial Term of such Summary Equipment Schedule for a period of one (1) year. In such event, the rent to be paid during said extended period shall be mutually agreed upon and if the parties cannot mutually agree within ninety (90) days of the expiration of the Initial Term, then Lessee may revoke its election to extend the Initial Term by notice given to Lessor within five (5) days thereafter. If such notice is not given and an impasse is reached, then the Summary Equipment Schedule shall continue in full force and effect pursuant to the existing terms and conditions until terminated in accordance with its terms. The Summary Equipment Schedule will continue in effect following said extended period until terminated by either party upon not less than ninety (90) days prior written notice, which notice shall be effective as of the date of receipt.

4.   Purchase Option

     So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier than twelve (12) months and no later than ninety (90) days prior to the expiration of the Initial Term or the extended term of the applicable Summary Equipment Schedule, Lessee will have the option at the expiration of the Initial Term or the extended term of the Summary Equipment Schedule to purchase all, but not less than all, of the Equipment listed therein for a purchase price not to exceed 15% of Lessor's cost hereunder and upon terms and conditions to be mutually agreed upon by the parties following Lessee's written notice, plus any taxes applicable at time of purchase. Said purchase price shall be paid to Lessor on the expiration date of the Initial Term or extended term. Title to the Equipment shall automatically pass to Lessee upon payment in full of the purchase price but, in no event, earlier than the expiration of the fixed Initial Term or extended term, if applicable Notwithstanding the exercise by Lessee of this option and payment of the purchase price, until all obligations under the applicable Summary Equipment Schedule have been fulfilled, it is agreed and understood that Lessor shall retain a purchase money security interest in the Equipment listed therein and the Summary Equipment Schedule shall constitute a Security Agreement under the Uniform Commercial Code of the state in which the Equipment is located.

If the parties are unable to agree on the purchase price or the terms and conditions with respect to said purchase within ninety (90) days of the expiration of the Initial Term or the renewal term, as applicable, then Lessee may revoke its election to purchase the Equipment by notice given to Lessor within five (5) days thereafter. If such notice is not given and an impasse is reached, the Summary Equipment Schedule shall continue in full force and effect pursuant to the existing terms and conditions until terminated by either party upon not less than ninety (90) days prior written notice, which notice shall be effective as of the date of receipt.

5.   Technology Exchange Option

     So long as no Event of Default has occurred and is continuing, and there is no material adverse change in Lessee's credit, on or after the expiration of the 12th month of any Summary Equipment Schedule, Lessee shall have the option to replace any of the Equipment subject to such summary Equipment Schedule with new technology equipment ("New Technology Equipment") utilizing the following guidelines:

A. Equipment being replaced with New Technology Equipment shall have an aggregate original cost equal to or greater than $20,000 and be comprised of full configurations of equipment.

B. This technology Exchange Option shall be limited to a maximum in the aggregate of fifty percent (50%) of the original equipment cost and shall not apply to software or any soft costs financed hereunder including but not limited to tenant improvements and custom equipment.

C. The cost of the New Technology Equipment must be equal to or greater than the original equipment cost of the replaced equipment, but in no event shall exceed 150% of the original equipment cost.

D. The remaining lease payments applicable to the equipment being replaced by the New Technology Equipment will be discounted to present value at 6%.

The wholesale market value of the equipment being replaced will be established by Comdisco based upon then current market conditions. Upon the return of the replaced equipment, the wholesale price will be deducted from the present value of the remaining rentals and the differential will be added to the cost of the New Technology Equipment in calculating the new rental. The lease for the New Technology Equipment will contain terms and conditions substantially similar to those for the replaced equipment and will have an Initial Term not less than the balance of the remaining Initial Term for the replaced equipment.

8.   Special Terms

     The terms and conditions of the Lease as they pertain to this Schedule are hereby modified and amended as follows:

     (a)  Casualty Value Table is attached as Exhibit 2.

Master Lease: This Schedule is issued pursuant to the Lease identified on page 1 of this Schedule. All of the terms and conditions of the Lease are incorporated in and made a part of this Schedule as if they were expressly set forth in this Schedule. The parties hereby reaffirm all of the terms and conditions of the Lease (including, without limitation, the representations and warranties set forth in Section 8) except as modified herein by this Schedule. This Schedule may not be amended or rescinded except by a writing signed by both parties.


     CHORUM TECHNOLOGIES, INC.                  COMDISCO, INC.
     as Lessee                                  as Lessor

     By: /s/ Kent Coker                         By:
        ---------------------------                ---------------------------

     Title:         CFO                         Title:
           ------------------------                   ------------------------

     Date:       3/2/00                         Date:
          -------------------------                  -------------------------

                                   EXHIBIT 1

                          SUMMARY EQUIPMENT SCHEDULE
                          --------------------------

     This Summary Equipment Schedule dated XXXX is executed pursuant to Equipment Schedule No. X to the Master Lease Agreement dated XXXX between Comdisco, Inc. ("Lessor") and XXXX ("Lessee"). All of the terms, conditions, representations and warranties of the Master Lease Agreement and Equipment Schedule No. X are incorporated herein and made a part hereof, and this Summary Equipment Schedule constitutes a Schedule for the Equipment on the attached invoices.

1.   For Period Beginning:          And Ending:
     ---------------------          -----------

2.   Initial Term Starts on:        Initial Term:
     -----------------------        -------------
                                    (Number of Rent Intervals)

3.   Total Summary Equipment Cost:
     -----------------------------

4.   Lease Rate Factor:
     ------------------

5.   Rent:
     -----

6.   Acceptance Doc Type:
     --------------------

                                   EXHIBIT 2
                                   ---------

                        CASUALTY VALUE TABLE - MONTHLY

The Casualty Value applicable to an item of Equipment will be the acquisition cost multiplied by the Casualty Value Percentage set forth below applicable to that item.

                               ------------------------------------------------------------------------------------------
                                                                                                      83 Months
                                1-47 Months     48-59 Months       60-71 Months      72-83 Months     and beyond
                                Initial Term     Initial Term      Initial Term      Initial Term     Initial Term
                               ------------------------------------------------------------------------------------------
DATE OF DELIVERY
TO INITIAL TERM
START DATE                          108.0000%          108.0000%          108.0000%         108.0000%      108.0000%

YEAR ONE

1st (Month of                       108.0000           108.0000           108.0000          108.0000       108.0000
2nd Initial Term)                   106.4157           106.7446           106.9550          107.1970       107.3658
3rd                                 104.8130           105.4746           105.8979          106.3846       106.7242
4th                                 103.1915           104.1898           104.8284          105.5628       106.0751
5th                                 101.5512           102.8899           103.7464          104.7314       105.4185
6th                                  99.8917           101.5749           102.6518          103.8902       104.7451
7th                                  98.2128           100.2446           101.5444          103.0393       104.0821
8th                                  96.5143            98.8988           100.4241          102.1784       103.4021
9th                                  94.7961            97.5372            99.2908          101.3075       102.7143
10th                                 93.0578            96.1598            98.1442          100.4265       102.0184
11th                                 91.2992            94.7662            96.9842           99.5351       101.3144
12th                                 89.5201            93.3565            95.8107           98.6334       100.6022

YEAR TWO

1 st (Month of                       87.7202            91.9303            94.6236           97.7211        99.8817
2nd Initial Term)                    85.8993            90.4874            93.4225           96.7982        99.1528
3rd                                  84.0572            89.0277            92.2075           95.8645        98.4154
4th                                  82.1936            87.5510            90.9783           94.9199        97.6694
5th                                  80.3083            86.0571            89.7347           93.9643        96.9147
6th                                  78.4009            84.5457            88.4766           92.9976        96.1511
7th                                  76.4713            83.0167            87.2039           92.0195        95.3787
8th                                  74.5192            81.4698            85.9163           91.0301        94.5972
9th                                  72.5444            79.9049            84.6137           90.0291        93.8067
10th                                 70.5464            78.3218            83.2958           89.0165        93.0069
11th                                 68.5252            76.7202            81.9627           87.9920        92.1978
12th                                 66.4804            75.0998            80.6139           86.9556        91.3792

                               ------------------------------------------------------------------------------------------
                                                                                                      83 Months
                                1-47 Months     48-59 Months       60-71 Months      72-83 Months     and beyond
                                Initial Term    Initial Term       Initial Term      Initial Term     Initial Term
                               ------------------------------------------------------------------------------------------
YEAR THREE

1st (Month of                        64.4117           73.4606            79.2494           85.9071        90.5511
2nd Initial Term)                    62.3189           71.8023            77.8690           84.8463        89.7133
3rd                                  60.2017           70.1246            76.4725           83.7732        88.8658
4th                                  58.0598           68.4274            75.0597           82.6876        88.0083
5th                                  55.8929           66.7103            73.6305           81.5893        87.1409
6th                                  53.7007           64.9732            72.1845           80.4781        86.2633
7th                                  51.4830           63.2159            70.7217           79.3541        85.3755
8th                                  49.2393           61.4380            69.2418           78.2169        84.4774
9th                                  46.9695           59.6394            67.7447           77.0664        83.5687
10th                                 44.6732           57.8198            66.2300           75.9025        82.6495
11th                                 42.3502           55.9790            64.6977           74.7251        81.7196
12th                                 40.0000           54.1167            63.1476           73.5339        80.7787

YEAR FOUR

1st (Month of                        40.0000           52.2327            61.5793           72.3288        79.8270
2nd Initial Term)                    40.0000           50.3267            59.9928           71.1096        78.8641
3rd                                  40.0000           48.3985            58.3877           69.8762        77.8900
4th                                  40.0000           46.4478            56.7639           68.6284        76.9075
5th                                  40.0000           44.4743            55.1212           67.3661        75.9045
6th                                  40.0000           42.4778            53.4598           66.0891        74.8989
7th                                  40.0000           40.4580            51.7780           64.7971        73.8785
8th                                  40.0000           38.4146            50.0771           63.4901        72.8462
9th                                  40.0000           36.3474            48.3564           62.1678        71.8019
10th                                 40.0000           34.2561            46.6156           60.8301        70.7454
11th                                 40.0000           32.1404            44.8544           59.4768        69.6765
12th                                 40.0000           30.0000            43.0728           58.1077        68.5952

YEAR FIVE

1st (Month of                                          30.0000            41.2703           56.7226        67.5013
2nd Initial Term)                                      30.0000            39.4468           55.3214        66.3946
3rd                                                    30.0000            37.6021           53.9038        65.2750
4th                                                    30.0000            35.7358           52.4697        64.1423
5th                                                    30.0000            33.8477           51.0188        62.9965
6th                                                    30.0000            31.9376           49.5511        61.8372
7th                                                    30.0000            30.0053           48.0662        60.6645
8th                                                    30.0000            28.0504           46.5639        59.4780
9th                                                    30.0000            26.0726           45.0442        58.2777
10th                                                   30.0000            24.0719           43.5067        57.0634
11th                                                   30.0000            22.0477           41.9513        55.8350
12th                                                   30.0000            20.0000           40.3777        54.5922


                               ------------------------------------------------------------------------------------------
                                                                                                      83 Months
                                1-47 Months     48-59 Months       60-71 Months      72-83 Months     and beyond
                                Initial Term    Initial Term       Initial Term      Initial Term     Initial Term
                               ------------------------------------------------------------------------------------------
 YEAR SIX

 1st (Month of                                                            20.0000           38.7858        53.3349
 2nd Initial Term)                                                        20.0000           37.1753        52.0629
 3rd                                                                      20.0000           35.5460        50.7761
 4th                                                                      20.0000           33.8978        49.4743
 5th                                                                      20.0000           32.2302        48.1573
 6th                                                                      20.0000           30.5433        46.8249
 7th                                                                      20.0000           28.8366        45.4770
 8th                                                                      20.0000           27.1100        44.1134
 9th                                                                      20.0000           25.3633        42.7338
 10th                                                                     20.0000           23.5962        41.3382
 11th                                                                     20.0000           21.8085        39.9263
 12th                                                                     20.0000           20.0000        38.4979

YEAR SEVEN

1st (Month of                                                                               20.0000        37.0528
2nd Initial Term)                                                                           20.0000        35.5909
3rd                                                                                         20.0000        34.1119
4th                                                                                         20.0000        32.6157
5th                                                                                         20.0000        31.1020
6th                                                                                         20.0000        29.5707
7th                                                                                         20.0000        28.0214
8th                                                                                         20.0000        26.4542
9th                                                                                         20.0000        24.8686
10th                                                                                        20.0000        23.2645
11th                                                                                        20.0000        21.6417
12th                                                                                        20.0000       *20.0000
                                                                                            * Applicable Thereafter

                            EQUIPMENT SCHEDULE VL-6
                           DATED AS OF MARCH 1, 2000
                           TO MASTER LEASE AGREEMENT
              DATED AS OF SEPTEMBER 22, 1998 (THE "MASTER LEASE")


LESSEE: CHORUM TECHNOLOGIES, INC.               LESSOR: COMDISCO, INC.

Admin. Contact/Phone No.:                       Address for all Notices:
------------------------                        -----------------------
Mark Kightlinger                                6111 North River Road
Phone: 214-570-3530                             Rosemont, Illinois 60018
Fax: 214-570-3552                               Attn.: Venture Group
Address for Notices:
-------------------
1155 East Collins Blvd., Ste 200
Richardson, TX 75081


Central Billing Location:                       Rent Interval: Monthly
------------------------                        -------------
same as above



Attn.:

Lessee Reference No.: _____________
     (24 digits maximum)

Location of Equipment:                          Initial Term: 36 months
----------------------                          ------------
1) Same as above                                (Number of Rent Intervals)
2) 1303 East Arapaho
  Richardson, TX 75081
                                                Lease Rate Factor: 3.135%
                                                -----------------


Attn.:

EQUIPMENT (as defined below):                   Advance:       NONE
                                                -------

                                                Interim Rent:  NONE
                                                ------------


     Software, installation costs, maintenance fee, and tenant improvements specifically approved by Lessor, which shall be delivered to and accepted by Lessee during the period March 1, 2000 through September 1, 2001 ("Equipment Delivery Period") for which Lessor receives vendor invoices approved for payment, up to an aggregate purchase price of $1,600,000.00("Commitment Amount'), excluding custom use equipment, delivery costs, rolling stock, special tooling, hand held items, molds and fungible items.

1.  Equipment Purchase

    This Schedule contemplates Lessor's acquisition of Equipment for lease to Lessee, either by one of the first three categories listed below or by providing Lessee with Equipment from the fourth category, in an aggregate value up to the Commitment Amount referred to on the face of this Schedule. If the Equipment acquired is of category (i), (ii) , (iii) below, the effectiveness of this Schedule as it relates to those items of Equipment is contingent upon Lessee's acknowledgment at the time Lessor acquires the Equipment that Lessee has either received or approved the relevant purchase documentation between vendor and Lessor for that Equipment.

     (i) NEW ON-ORDER EQUIPMENT. Lessor will purchase new Equipment which is obtained from a vendor by Lessee for its use subject to Lessor's prior approval of the Equipment.

     (ii) SALE-LEASEBACK EQUIPMENT. Any in-place Equipment installed at Lessee's site and to which Lessee has clear title and ownership may be considered by Lessor for inclusion under this Lease (the "Sale-Leaseback Transaction"). Any request for a Sale-Leaseback Transaction must be submitted to Lessor in writing (along with accompanying evidence of Lessee's Equipment ownership satisfactory to Lessor for all Equipment submitted) no later than April 1, 2000*. Lessor will not perform a Sale-Leaseback Transaction for any request or accompanying Equipment ownership documents which arrive after the date marked above by an asterisk (*). Further, any sale-leaseback Equipment will be placed on lease subject to: (1) Lessor prior approval of the Equipment; and (2) if approved, at Lessor's actual net appraised Equipment value pursuant to the schedule below:

             ORIGINAL EQUIPMENT INVOICE   PERCENT OF ORIGINAL MANUFACTURER'S
                        DATE              NET EQUIPMENT COST PAID BY LESSOR
                        ----              ---------------------------------

             Between 12/03/99 - 04/01/00 (120 days)         100%

     (iii) USED ON-ORDER EQUIPMENT. Lessor will purchase used Equipment which is obtained from a third party by Lessee for its use subject to Lessor's prior approval of the Equipment and at Lessor's appraised value for such used Equipment.

     (iv) 800 NUMBER EQUIPMENT. Upon Lessee's use of Comdisco's 1-800 Direct Service, Lessor will purchase new or used Equipment from a third party or Lessor will supply new or used Equipment from its inventory for use by Lessee at rates provided by Lessor.

2.   Commencement Date

     The Commencement Date for each item of new on-order or used on-order Equipment will be the install date as confirmed in writing by Lessee as set forth on the vendor invoice of which a facsimile transmission will constitute an original document. The Commencement Date for sale-leaseback Equipment shall be the date Lessor tenders the purchase price. The Commencement Date for 800 Number Equipment shall be fifteen (15) days from the ship date, such ship date to be set forth on the vendor invoice or if unavailable on the vendor invoice the ship date will be determined by Lessor upon other supporting shipping documentation. Lessor will summarize all approved invoices, purchase documentation and evidence of delivery, as applicable, received in the same calendar month into a Summary Equipment Schedule in the form attached to this Schedule as Exhibit 1, and the Initial Term will begin the first day of the calendar month thereafter. Each Summary Equipment Schedule will contain the Equipment location, description, serial number(s) and cost and will incorporate the terms and conditions of the Master Lease and this Schedule and will constitute a separate lease.

3.   Miscellaneous

     In consideration of Lessor financing software, installation costs, maintenance fees, and tenant improvements hereunder, Lessee agrees in addition to its last Monthly Rent Payment to remit to Lessor an amount equal to 12.5% of Lessor's aggregate cost of software, installation costs, maintenance fees, and tenant improvements provided hereunder.

4.   Special Terms

     The terms and conditions of the Lease as they pertain to this Schedule are hereby modified and amended as follows:

          (a)  Section 9, Delivery and Return of Equipment
               -------------------------------------------

     Delete second, third and fourth sentences in their entirety.

          (b)  Casualty Value Table is attached as Exhibit

Master Lease: This Schedule is issued pursuant to the Lease identified on page 1 of this Schedule. All of the terms and conditions of the Lease are incorporated in and made a part of this Schedule as if they were expressly set forth in this Schedule. The parties hereby reaffirm all of the terms and conditions of the Lease (including, without limitation, the representations and warranties set forth in Section 8) except as modified herein by this Schedule. This Schedule may not be amended or rescinded except by a writing signed by both parties.

     CHORUM TECHNOLOGIES, INC.                  COMDISCO, INC.
     as Lessee                                  as Lessor

     By:   /s/ Scott Grout                      By:
        ---------------------------                ---------------------------

     Title:                                     Title:
           ------------------------                   ------------------------

     Date:                                      Date:
          -------------------------                  -------------------------

                                   EXHIBIT 1

                          SUMMARY EQUIPMENT SCHEDULE
                          --------------------------

     This Summary Equipment Schedule dated XXXX is executed pursuant to Equipment Schedule No. X to the Master Lease Agreement dated XXXX between Comdisco, Inc. ("Lessor") and XXXX ("Lessee"). All of the terms, conditions, representations and warranties of the Master Lease Agreement and Equipment Schedule No. X are incorporated herein and made a part hereof, and this Summary Equipment Schedule constitutes a Schedule for the Equipment on the attached invoices.

1.   For Period Beginning:          And Ending:
     ---------------------          -----------

2.   Initial Term Starts on:        Initial Term:
     -----------------------        -------------
                                    (Number of Rent Intervals)

3.   Total Summary Equipment Cost:
     -----------------------------

4.   Lease Rate Factor:
     ------------------

5.   Rent:
     -----

6.   Acceptance Doc Type:
     --------------------

                                   EXHIBIT 2
                                   ---------

                        CASUALTY VALUE TABLE - MONTHLY

The Casualty Value applicable to an item of Equipment will be the acquisition cost multiplied by the Casualty Value Percentage set forth below applicable to that item.

                               ------------------------------------------------------------------------------------------
                                                                                                      83 Months
                                1-47 Months     48-59 Months       60-71 Months      72-83 Months     and beyond
                                Initial Term    Initial Term       Initial Term      Initial Term     Initial Term
                               ------------------------------------------------------------------------------------------
DATE OF DELIVERY
TO INITIAL TERM
START DATE                          108.0000%          108.0000%          108.0000%         108.0000%      108.0000%

YEAR ONE

1st (Month of                       108.0000           108.0000           108.0000          108.0000       108.0000
2nd Initial Term)                   106.4157           106.7446           106.9550          107.1970       107.3658
3rd                                 104.8130           105.4746           105.8979          106.3846       106.7242
4th                                 103.1915           104.1898           104.8284          105.5628       106.0751
5th                                 101.5512           102.8899           103.7464          104.7314       105.4185
6th                                  99.8917           101.5749           102.6518          103.8902       104.7451
7th                                  98.2128           100.2446           101.5444          103.0393       104.0821
8th                                  96.5143            98.8988           100.4241          102.1784       103.4021
9th                                  94.7961            97.5372            99.2908          101.3075       102.7143
10th                                 93.0578            96.1598            98.1442          100.4265       102.0184
11th                                 91.2992            94.7662            96.9842           99.5351       101.3144
12th                                 89.5201            93.3565            95.8107           98.6334       100.6022

YEAR TWO

1st (Month of                        87.7202            91.9303           94.6236           97.7211         99.8817
2nd Initial Term)                    85.8993            90.4874           93.4225           96.7982         99.1528
3rd                                  84.0572            89.0277           92.2075           95.8645         98.4154
4th                                  82.1936            87.5510           90.9783           94.9199         97.6694
5th                                  80.3083            86.0571           89.7347           93.9643         96.9147
6th                                  78.4009            84.5457           88.4766           92.9976         96.1511
7th                                  76.4713            83.0167           87.2039           92.0195         95.3787
8th                                  74.5192            81.4698           85.9163           91.0301         94.5972
9th                                  72.5444            79.9049           84.6137           90.0291         93.8067
10th                                 70.5464            78.3218           83.2958           89.0165         93.0069
11th                                 68.5252            76.7202           81.9627           87.9920         92.1978
12th                                 66.4804            75.0998           80.6139           86.9556         91.3792


                               ------------------------------------------------------------------------------------------
                                                                                                      83 Months
                                1-47 Months     48-59 Months       60-71 Months      72-83 Months     and beyond
                                Initial Term    Initial Term       Initial Term      Initial Term     Initial Term
                               ------------------------------------------------------------------------------------------
YEAR THREE

1st (Month of                        64.4117            73.4606           79.2494           85.9071         90.5511
2nd Initial Term)                    62.3189            71.8023           77.8690           84.8463         89.7133
3rd                                  60.2017            70.1246           76.4725           83.7732         88.8658
4th                                  58.0598            68.4274           75.0597           82.6876         88.0083
5th                                  55.8929            66.7103           73.6305           81.5893         87.1409
6th                                  53.7007            64.9732           72.1845           80.4781         86.2633
7th                                  51.4830            63.2159           70.7217           79.3541         85.3755
8th                                  49.2393            61.4380           69.2418           78.2169         84.4774
9th                                  46.9695            59.6394           67.7447           77.0664         83.5687
10th                                 44.6732            57.8198           66.2300           75.9025         82.6495
11th                                 42.3502            55.9790           64.6977           74.7251         81.7196
12th                                 40.0000            54.1167           63.1476           73.5339         80.7787

YEAR FOUR

1st (Month of                        40.0000            52.2327           61.5793           72.3288         79.8270
2nd Initial Term)                    40.0000            50.3267           59.9928           71.1096         78.8641
3rd                                  40.0000            48.3985           58.3877           69.8762         77.8900
4th                                  40.0000            46.4478           56.7639           68.6284         76.9075
5th                                  40.0000            44.4743           55.1212           67.3661         75.9045
6th                                  40.0000            42.4778           53.4598           66.0891         74.8989
7th                                  40.0000            40.4580           51.7780           64.7971         73.8785
8th                                  40.0000            38.4146           50.0771           63.4901         72.8462
9th                                  40.0000            36.3474           48.3564           62.1678         71.8019
10th                                 40.0000            34.2561           46.6156           60.8301         70.7454
11th                                 40.0000            32.1404           44.8544           59.4768         69.6765
12th                                 40.0000            30.0000           43.0728           58.1077         68.5952

YEAR FIVE

1st (Month of                                           30.0000           41.2703           56.7226         67.5013
2nd Initial Term)                                       30.0000           39.4468           55.3214         66.3946
3rd                                                     30.0000           37.6021           53.9038         65.2750
4th                                                     30.0000           35.7358           52.4697         64.1423
5th                                                     30.0000           33.8477           51.0188         62.9965
6th                                                     30.0000           31.9376           49.5511         61.8372
7th                                                     30.0000           30.0053           48.0662         60.6645
8th                                                     30.0000           28.0504           46.5639         59.4780
9th                                                     30.0000           26.0726           45.0442         58.2777
10th                                                    30.0000           24.0719           43.5067         57.0634
11th                                                    30.0000           22.0477           41.9513         55.8350
12th                                                    30.0000           20.0000           40.3777         54.5922


                               ------------------------------------------------------------------------------------------
                                                                                                      83 Months
                                1-47 Months     48-59 Months       60-71 Months      72-83 Months     and beyond
                                Initial Term    Initial Term       Initial Term      Initial Term     Initial Term
                               ------------------------------------------------------------------------------------------
 YEAR SIX

 1st (Month of                                                            20.0000           38.7858         53.3349
 2nd Initial Term)                                                        20.0000           37.1753         52.0629
 3rd                                                                      20.0000           35.5460         50.7761
 4th                                                                      20.0000           33.8978         49.4743
 5th                                                                      20.0000           32.2302         48.1573
 6th                                                                      20.0000           30.5433         46.8249
 7th                                                                      20.0000           28.8366         45.4770
 8th                                                                      20.0000           27.1100         44.1134
 9th                                                                      20.0000           25.3633         42.7338
 10th                                                                     20.0000           23.5962         41.3382
 11th                                                                     20.0000           21.8085         39.9263
 12th                                                                     20.0000           20.0000         38.4979

 YEAR SEVEN

1st (Month of                                                                               20.0000         37.0528
2nd Initial Term)                                                                           20.0000         35.5909
3rd                                                                                         20.0000         34.1119
4th                                                                                         20.0000         32.6157
5th                                                                                         20.0000         31.1020
6th                                                                                         20.0000         29.5707
7th                                                                                         20.0000         28.0214
8th                                                                                         20.0000         26.4542
9th                                                                                         20.0000         24.8686
10th                                                                                        20.0000         23.2645
11th                                                                                        20.0000         21.6417
12th                                                                                        20.0000        *20.0000
                                                                                            * Applicable Thereafter

                                                             EXHIBIT B

                  CHORUM TECHNOLOGIES INC.
                  Schedule of Fixed Assets
Item     Purchase
#        Date Vendor                                 Description                         Invoice #                    Asset
                                                                                                            Serial No. Tag #
------------------------------------------------------------------------------------------------------------------------------------
  171   8114/98 Grainger                 60" w Electronic Riser                         1929521746                    N/A
  172   8/14/98 Grainger                 Chrome wire shelving                           3547812101                    NIA
  173   8/10/98 EZConn Enterprise Inc.   Fusion Splicer                                     870810  s-174
  174   8/10/98 EZConn Enterprise Inc.   High Precision Cleaver & fiber Stripper            870810                S321 8 S210
  175   8/26/98 Rifocs Fiber Optic       Loss Analyzer Set                       1021197 in  11003, 110995 R 110970, 110982 8 111020
  175a  8/26/98 Rifocs Fiber Optic       (parts have s/n's)                      1021197-in  111021 8 110440, 110441, 110613 ,110614
  176   8/31/98 Ando Corporation         Optical Spectrum analyzer                           98194                   80684507
  177   8/24/98 Newport                  Rotary Stage. 46MM                                  631658
  178   8124/98 Newport                  Bracket, universal                                  631658
  179   9/9/98 Hewlett Packard           Tunable Laser Source 8 connector                   7bg2625                 3611800306
  180   8/24/98 Rifocs Fiber Optic       Visual Fault Finder - Laser Source Pen, 635n       9838323
  181    8/31/98 Techni-Tool              Two Port Soldering System                          794448

                                                                      Financed     Unit    Subtotal    Frieght Tax   Acquisition
                                                           Quantity    Amount      Price              Installation      Price
--------------------------------------------------------------------------------------------------------------------------------
  171   8114/98 Grainger                                         1      52.83      52.83      52.83          4.36        57.19
  172   8/14/98 Grainger                                         1     208.13     208.13     208.13         17.17       225.30
  173   8/10/98 EZConn Enterprise Inc.                           1   18500.00   18500.00   18500.00          0.00     18500.00
  174   8/10/98 EZConn Enterprise Inc.                           1    1200.00               1200.00          0.00      1200.00
  175   8/26/98 Rifocs Fiber Optic                               2   14612.00    7306.00   14612.00         32.24     14644.24
  175a  8/26/98 Rifocs Fiber Optic                                                                        3128.79     39628.79
  176   8/31/98 Ando Corporation                                 1   36500.00   36500.00   36500.00          0.00      2288.00
  177   8/24/98 Newport                                          4    2288.00     572.00    2288.00         18.40       168.40
  178   8124/98 Newport                                          2     150.00      75.00     150.00       4234.06     55556.06
  179   9/9/98 Hewlett Packard                                   1   51322.00   51322.00   51322.00          4.01      1789.01
  180   8/24/98 Rifocs Fiber Optic                               3    1785.00     595.00    1785.00        238.91      1605.61
  181    8/31/98 Techni-Tool                                     2    1366.70     683.35    1366.70        238.91       238.91
                TOTAL HDWE/COMPUTER/EQUIP                           740980.10  606804.78  740980.10      45340.94    786321.04